CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.

SOLICITATION, OFFER AND AWARD				1. THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 700)					RATING	PAGE OF PAGES
									DO-A7	1	101
2. CONTRACT NO. N00421-14-D-0025		3. SOLICITATION NO. N00421-13-R-0070	4. TYPE OF SOLICITATION [ ] SEALED BID (IFB) [X] NEGOTIATED (RFP)			5. DATE ISSUED 18 APR 2013	6. REQUISITION/PURCHASE NO.
7. ISSUED BY			CODE	N00421	8. ADDRESS OFFER TO			(If other than Item 7)		CODE
NAVAL AIR WAFARE CENTER AD-PAX CODE 2.5.1.13 21983 BUNDY RD BLDG 441 PATUXENT RIVER MD 20670		TEL: FAX:			See Item 7				TEL: FAX:
NOTE: In sealed bid solicitations "offer" and "offeror" mean "bid" and "bidder"
SOLICITATION
9. Sealed offers in original and copies for furnishing the supplies or services in the Schedule will be received at the place
specified in Item 8, or if handcarried, in the depository located in					See Block 7		until	02:00 PM	local time		13 Jun 2013
								(Hour)			(Date)
CAUTION - LATE Submissions, Modifications, and Withdrawals: See Section L, Provision No. 52.214-7 or 52.215-1. All offers are subject to all terms and conditions contained in this solicitation.
10. FOR INFORMATION CALL		A. NAME DAVID SILVERSTONE		B. TELEPHONE (Include area code) (NO COLLECT CALLS) 301-757-2528				C. E-MAIL ADDRESS david.silverstone@navy.mil
11. TABLE OF CONTENTS
(X)	SEC	DESCRIPTION		PAGE(S)	(X)	SEC	DESCRIPTION				PAGE(S)
PART I - THE SCHEDULE					PART II - CONTRACT CLAUSES
X	A	SOLICITATION/CONTRACT FORM		1 - 4	X	I	CONTRACT CLAUSES				74 - 98
X	B	SUPPLIES OR SERVICES AND PRICES/COSTS		4 - 33	PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS
X	C	DESCRIPTION/SPECS./WORK STATEMENT		34 - 36	X	J	LIST OF ATTACHMENTS				99 - 101
X	D	PACKAGING AND MARKING		37 - 42	PART IV - REPRESENTATIONS AND INSTRUCTIONS
X	E	INSPECTION AND ACCEPTANCE		43 - 51		K	REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS OF OFFERORS
X	F	DELIVERIES OR PERFORMANCE		52 - 64
X	G	CONTRACT ADMINISTRATION DATA		65 - 68		L	INSTRS., CONDS., AND NOTICES TO OFFERORS
X	H	SPECIAL CONTRACT REQUIREMENTS		69 - 73		M	EVALUATION FACTORS FOR AWARD
OFFER (Must be fully completed by offeror)
NOTE: Item 12 does not apply if the solicitation includes the provisions at 52.214-16, Minimum Bid Acceptance Period.
12. In compliance with the above, the undersigned agrees, if this offer is accepted						within	calendar days (60 calendar days unless a different period
is inserted by the offeror) from the date for receipt of offers specified above, to furnish any or all items upon which prices are offered at the price set opposite each item, delivered at the designated point(s), within the time specified in the schedule.
13. DISCOUNT FOR PROMPT PAYMENT (See Section I, Clause No. 52.232-8)
14. ACKNOWLEDGMENT OF AMENDMENTS			AMENDMENT NO.			DATE		AMENDMENT NO.		DATE
(The offeror acknowledges receipt of amendments
to the SOLICITATION for offerors and related
documents numbered and dated):
15A. NAME OF ADDRESS OF OFFEROR		CODE	OCCL9		FACILITY		16. NAME AND TITLE OF PERSON AUTHORIZED TO SIGN OFFER (Type of print)
ERAPSCO DAVID JOST 4868 EAST PARK 30 DR COLUMBIA CITY IN 46725-8869
DAVID JOST / CONTRACTS DIRECTOR /s/

15B. TELEPHONE NO (Include area code)			15C. CHECK IF REMITTANCE ADDRESS				17. SIGNATURE /s/			18. OFFER DATE 11 JULY 2014
260-248-3645			☐	IS DIFFERENT FROM ABOVE - ENTER
SUCH ADDRESS IN SCHEDULE
AWARD (To be completed by Government)
19. ACCEPTED AS TO ITEMS NUMBERED				20. AMOUNT				21. ACCOUNTING AND APPROPRIATION
$165,997,791.65
22. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION:								23. SUBMIT INVOICES TO ADDRESS SHOWN			ITEM
	☐	10 U.S.C. 2304(c)( ) ☐	41 U.S.C. 253(c)( )					(4 copies unless otherwise specified)
24. ADMINISTERED BY (If other than Item 7)				CODE	S3605A	25. PAYMENT WILL BE MADE BY				CODE	HQ0337
	DCMA DAYTON AREA C, BUILDING 30 1725 VAN PATTON DRIVE WRIGHT-PATTERSON AFB OH 45433-5302					DFAS COLUMBUS CENTER DFAS-CO/NORTH ENTITLEMENT OPERATIONS PO BOX 182266 COLUMBUS OH 43218-2266

26. NAME OF CONTRACTING OFFICER (Type or print) Michael J. Coon						27. UNITED STATES OF AMERICA /s/ Michael J. Coon			28. AWARD DATE 7/16/14
TEL: 301 757 7114			EMAIL: michael.coon@navy.mil			(Signature of Contracting Officer)
IMPORTANT - Award will be made on this Form, or on Standard Form 26, or by other authorized official written notice.

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.
N00421-14-D-0025

Section A - Solicitation/Contract Form

CONTACT INFORMATION
Point of Contact for ALL Communications:

David Silverstone, AIR 2.5.1.13.3
Contract Specialist
david.silverstone@navy.mil
(301) 757-2528

RELEASE OF TECHNICAL DOCUMENTATION AND STANDARD OPERATING PROCEDURES INFORMATION
The Contractor shall implement and maintain security procedures and controls to prevent unauthorized disclosure of controlled unclassified information and to control distribution of controlled unclassified information in accordance with DoD 5220.22-M, National Industrial Security Program Operating Manual (NISPOM), and SECNAV M-5510.36. All Contractor facilities shall provide an appropriate means of storage for controlled unclassified information and materials. All controlled unclassified information shall be appropriately identified and marked as For Official Use Only in accordance with DoDM 5200.01, Information Security Program: Controlled Unclassified Information (CUI) Volume 4 (enclosure 3) and DoD 5400.7-R (Freedom of Information Act Regulation) (Chapter 3).

For Official Use Only information generated and/or provided under this contract shall be marked and safeguarded as specified in DoDM 5200.01 (DoD Information Security Program: Controlled Unclassified Information (CUI)) Vol. 4 (enclosure 3 pages 11-18) available at http://www.dtic.mil/whs/directives/corres/pdf/520001_vol4.pdf and DoD 5400.7-R, Freedom of Information Program Chapter 3 (pages 31-42) available at: http://www.dtic.mil/whs/directives/corres/pdf/540007r.pdf .

All controlled unclassified technical information shall be appropriately identified and marked with the following distribution statement(s): (suggested format) Distribution Statement D: Distribution authorized to the Department of Defense and U.S. DoD contractors only (Critical Technology) (enter Date). Other requests shall be referred to
( Identify SME by Program and contact information.)

PUBLIC RELEASE. Any controlled unclassified information pertaining to this contract shall not be released for public dissemination, including posting to any social media sites such as Facebook or Twitter, unless it has been approved for public release by appropriate U.S. government authority. Proposed public releases shall be submitted for approval prior to release through PEO (A), Public Affairs Office, 47123 Buse Road, Rm 151.4, RADM William A. Moffett Building, Patuxent River, MD 20670-1547.

OPERATIONS SECURITY (OPSEC): The Contractor shall develop, implement, and maintain an OPSEC program to protect controlled unclassified and classified activities, information, equipment, and material used or developed by the Contractor and any subcontractor during performance of the contract. The Contractor shall be responsible for the subcontractor implementation of the OPSEC requirements. This program may include Information Assurance and Communications Security (COMSEC). The OPSEC program shall be in accordance with National Security Decision Directive (NSDD) 298, and at a minimum shall include:

1) Assignment of responsibility for OPSEC direction and implementation.
2) Issuance of procedures and planning guidance for the use of OPSEC techniques to identify vulnerabilities and apply applicable countermeasures.
3) Establishment of OPSEC education and awareness training.
4) Provisions for management, annual review, and evaluation of OPSEC programs.
5) Flow down of OPSEC requirements to subcontractors when applicable.

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.
N00421-14-D-0025

See DD254 OPSEC ANNEX attachment dated May 2013.

To participate in this program, all firms are required to comply with the Arms Export Control Act. A foreign firm may be required to team with a U.S. firm that possesses a current and valid U.S. facility clearance with technologies/data safeguarding capabilities, inclusive of the authority to receive critical technology and/or data required to execute this program. Any resultant contractor teaming or license agreements between U.S. firms and foreign firms, to include employment of foreign nationals by U.S. firms, shall be in accordance with current U.S. export laws, security requirements, and National Disclosure Policy and shall require the prior approval of the contracting officer and foreign disclosure officer. It is the offeror's responsibility to provide evidence of any such agreement and/or license to this office for review and this shall be verified prior to release of any controlled documents.

Prior to release of any control document under this solicitation, the contractor must acknowledge its responsibilities under U.S. export control laws and regulations (including the obligation, under certain circumstances, to obtain an export license prior to the release of technical data within or outside the United States) and agree that it will not disseminate any export-controlled technical data subject to this requirement in a manner that would violate applicable export control laws and regulations. It is the responsibility of the contractor to provide this certification and/or proof of a current approval, authorization, or license under E.O. 12470 or the Arms Export Control Act. Upon verification of your status, the requested documents will be provided.

Interested firms shall submit a written request for the attachments through David Silverstone via e-mail at david.silverstone@navy.mil. Companies must officially request the controlled documents in writing. To validate the document release, this request must include the potential Offeror's company name, mailing address, email address (if available), point of contact, phone number, current CAGE number, and DUNS number. The written request must include acknowledgement of the contractor's responsibility under the U.S. export contract laws and regulations. For any foreign firm, the request must include proof of a current and applicable approval, authorization, or license under E.O. 12470 or the Arms Export Control Act if applicable. All drawings must be returned to the Government once the contract is awarded.

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.
N00421-14-D-0025

Section B - Supplies or Services and Prices

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
1		[____]	[____]	[____]	[_____]
AN/SSQ-36B (FY14) FFP with Launcher Container LAU-126/A (including Reliability Inspection Test Samples) NALC:8W78 NSN: 6655-01-607-7360 FOB: Origin

				NET AMT	[_____]

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
2		[____]	[____]	[____]	[_____]
AN/SSQ-53F (FY14) FFP with Launcher Container LAU-126/A (including Reliability Inspection Test Samples) NALC:8W88 NSN: 5845-01-475-9870 FOB: Origin

				NET AMT	[_____]

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.
N00421-14-D-0025

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
3		[____]	[____]	[____]	[_____]
AN/SSQ-62E (FY14) FFP with Launcher Container LAU-126/A (including Reliability Inspection Test Samples) NALC:8W86 NSN: 5845-01-456-1317 FOB: Origin

				NET AMT	[_____]

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
4		[____]	[____]	[____]	[_____]
MK-84 SUS (FY14) FFP GFE containers. Includes Reliability Inspection Test Samples NALC:SW39 NSN: 1360-01-037-0588 FOB: Origin

				NET AMT	[_____]

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.
N00421-14-D-0025

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
5					NSP
Data (FY14) FFP CDRLs in support of CLINs 0001-0004 AND 0011 Not Separately Priced (NSP) Line Item FOB: Destination

				NET AMT	[_____]

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
6		[____]	[____]`	[____]	[_____]
AN/SSQ-101A (FY14) FFP with Launcher Container LAU-126/A (including Reliability Inspection Test Samples) NALC:8W95 NSN: 5845-01-570-3346 FOB: Origin

				NET AMT	[_____]

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.
N00421-14-D-0025

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
7					NSP
Data (FY14) FFP CDRLs in support of CLIN 0006 Not Separately Priced (NSP) Line Item FOB: Destination

				NET AMT	[_____]

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
8		[____]	[____]	[____]	[_____]
AN/SSQ-125 (FY14) FFP with Launcher Container LAU-126/A (including Reliability Inspection Test Samples) NALC:8W96 NSN: 5845-01-590-4351 FOB: Origin

				NET AMT	[_____]

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.
N00421-14-D-0025

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
9		[____]	[____]	[____]	[_____]
Q-125 Non-Recurring Engineering (FY14) FFP Non-Recurring Engineering: CLIN 0009 acceptance is based upon ECP approval from NAVAIR FOB: Origin

				NET AMT	[_____]

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
10			Lot		NSP
Data (FY14) FFP CDRLs in support of CLIN 0008-0009 Not Separately Priced (NSP) Line Item FOB: Destination

				NET AMT	[_____]

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.
N00421-14-D-0025

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
11		[____]	[____]	[____]	[_____]
AN/SSQ-36B (FY14) FFP with Launcher Container LAU-126/A (including Reliability Inspection Test Samples) NALC:8W78 NSN:6655-01-475-9479 FOB: Origin

				NET AMT	[_____]

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
101		[____]	[____]	[____]	[_____]
OPTION	AN/SSQ-36B (FY15) FFP with Launcher Container LAU-126/A (including Reliability Inspection Test Samples) NALC:TBD NSN: TBD FOB: Origin

				NET AMT	[_____]

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.
N00421-14-D-0025

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
102		[____]	[____]	[____]	[_____]
OPTION	AN/SSQ-53F (FY15) FFP with Launcher Container LAU-126/A (including Reliability Inspection Test Samples) NALC:TBD NSN: TBD FOB: Origin

				NET AMT	[_____]

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
103		[____]	[____]	[____]	[_____]
OPTION	AN/SSQ-62E (FY15) FFP with Launcher Container LAU-126/A (including Reliability Inspection Test Samples) NALC:TBD NSN: TBD FOB: Origin

				NET AMT	[_____]

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.
N00421-14-D-0025

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
104		[____]	[____]	[____]	[_____]
OPTION	MK-84 SUS (FY15) FFP GFE containers. Includes Reliability Inspection Test Samples NALC:TBD NSN: TBD FOB: Origin

				NET AMT	[_____]

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
105					NSP
OPTION	Data (FY15) FFP CDRLs in support of CLINs 0101-0104 Not Separately Priced (NSP) Line Item FOB: Destination

				NET AMT	[_____]

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.
N00421-14-D-0025

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
106		[____]	[____]	[____]	[_____]
OPTION	AN/SSQ-101A (FY15) FFP with Launcher Container LAU-126/A (including Reliability Inspection Test Samples) NALC:TBD NSN: TBD FOB: Origin

				NET AMT	[_____]

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
107					NSP
OPTION	Data (FY15) FFP CDRLs in support of CLIN 0106 Not Separately Priced (NSP) Line Item FOB: Destination

				NET AMT	[_____]

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.
N00421-14-D-0025

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
108		[____]	[____]	[____]	[_____]
OPTION	AN/SSQ-125 (FY15) FFP with Launcher Container LAU-126/A (including Reliability Inspection Test Samples) NALC:TBD NSN: TBD FOB: Origin

				NET AMT	[_____]

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
109					NSP
OPTION	Data (FY15) FFP CDRLs in support of CLIN 0108 Not Separately Priced (NSP) Line Item FOB: Destination

				NET AMT	[_____]

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.
N00421-14-D-0025

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
201		[____]	[____]	[____]	[_____]
OPTION	AN/SSQ-36B (FY16) FFP with Launcher Container LAU-126/A (including Reliability Inspection Test Samples) NALC:TBD NSN: TBD FOB: Origin

				NET AMT	[_____]

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
202		[____]	[____]	[____]	[_____]
OPTION	AN/SSQ-53F (FY16) FFP with Launcher Container LAU-126/A (including Reliability Inspection Test Samples) NALC:TBD NSN: TBD FOB: Origin

				NET AMT	[_____]

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.
N00421-14-D-0025

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
203		[____]	[____]	[____]	[_____]
OPTION	AN/SSQ-62E (FY16) FFP with Launcher Container LAU-126/A (including Reliability Inspection Test Samples) NALC:TBD NSN: TBD FOB: Origin

				NET AMT	[_____]

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
204					[_____]
RESERVED FFP FOB: Destination

				NET AMT	[_____]

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.
N00421-14-D-0025

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
205					NSP
OPTION	Data (FY16) FFP CDRLs in support of CLINs 0201-0203 Not Separately Priced (NSP) Line Item FOB: Destination

				NET AMT	[_____]

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
206		[____]	[____]	[____]	[_____]
OPTION	AN/SSQ-101A (FY16) FFP with Launcher Container LAU-126/A (including Reliability Inspection Test Samples) NALC:TBD NSN: TBD FOB: Origin

				NET AMT	[_____]

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.
N00421-14-D-0025

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
207					NSP
OPTION	Data (FY16) FFP CDRLs in support of CLIN 0206 Not Separately Priced (NSP) Line Item FOB: Destination

				NET AMT	[_____]

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
208		[____]	[____]	[____]	[_____]
OPTION	AN/SSQ-125 (FY16) FFP with Launcher Container LAU-126/A (including Reliability Inspection Test Samples) NALC:TBD NSN: TBD FOB: Origin

				NET AMT	[_____]

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.
N00421-14-D-0025

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
209					NSP
OPTION	Data (FY16) FFP CDRLs in support of CLIN 0208 Not Separately Priced (NSP) Line Item FOB: Destination

				NET AMT	[_____]

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
301		[____]	[____]	[____]	[_____]
OPTION	AN/SSQ-36B (FY17) FFP with Launcher Container LAU-126/A (including Reliability Inspection Test Samples) NALC:TBD NSN: TBD FOB: Origin

				NET AMT	[_____]

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.
N00421-14-D-0025

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
302		[____]	[____]	[____]	[_____]
OPTION	AN/SSQ-53F (FY17) FFP with Launcher Container LAU-126/A (including Reliability Inspection Test Samples) NALC:TBD NSN: TBD FOB: Origin

				NET AMT	[_____]

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
303		[____]	[____]	[____]	[_____]
OPTION	AN/SSQ-62E (FY17) FFP with Launcher Container LAU-126/A (including Reliability Inspection Test Samples) NALC:TBD NSN: TBD FOB: Origin

				NET AMT	[_____]

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.
N00421-14-D-0025

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
304					[_____]
RESERVED FFP FOB: Destination

				NET AMT	[_____]

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
305					NSP
OPTION	Data (FY17) FFP CDRLs in support of CLINs 0301-0303 Not Separately Priced (NSP) Line Item FOB: Destination

				NET AMT	[_____]

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.
N00421-14-D-0025

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
306		[____]	[____]	[____]	[_____]
OPTION	AN/SSQ-101A (FY17) FFP with Launcher Container LAU-126/A (including Reliability Inspection Test Samples) NALC:TBD NSN: TBD FOB: Origin

				NET AMT	[_____]

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
307					NSP
OPTION	Data (FY17) FFP CDRLs in support of CLIN 0306 Not Separately Priced (NSP) Line Item FOB: Destination

				NET AMT	[_____]

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.
N00421-14-D-0025

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
308		[____]	[____]	[____]	[_____]
OPTION	AN/SSQ-125 (FY17) FFP with Launcher Container LAU-126/A (including Reliability Inspection Test Samples) NALC:TBD NSN: TBD FOB: Origin

				NET AMT	[_____]

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
309					[_____]
OPTION	Data (FY17) FFP CDRLs in support of CLIN 0308 Not Separately Priced (NSP) Line Item FOB: Destination

				NET AMT	[_____]

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.
N00421-14-D-0025

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
401		[____]	[____]	[____]	[_____]
OPTION	AN/SSQ-36B (FY18) FFP with Launcher Container LAU-126/A (including Reliability Inspection Test Samples) NALC:TBD NSN: TBD FOB: Origin

				NET AMT	[_____]

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
402		[____]	[____]	[____]	[_____]
OPTION	AN/SSQ-53F (FY18) FFP with Launcher Container LAU-126/A (including Reliability Inspection Test Samples) NALC:TBD NSN: TBD FOB: Origin

				NET AMT	[_____]

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.
N00421-14-D-0025

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
403		[____]	[____]	[____]	[_____]
OPTION	AN/SSQ-62E (FY18) FFP with Launcher Container LAU-126/A (including Reliability Inspection Test Samples) NALC:TBD NSN: TBD FOB: Origin

				NET AMT	[_____]

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
404		[____]	[____]	[____]	[_____]
OPTION	MK-84 SUS (FY18) FFP GFE containers. Includes Reliability Inspection Test Samples NALC:TBD NSN: TBD FOB: Origin

				NET AMT	[_____]

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.
N00421-14-D-0025

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
405					NSP
OPTION	Data (FY18) FFP CDRLs in support of CLINs 0401-0404 Not Separately Priced (NSP) Line Item FOB: Destination

				NET AMT	[_____]

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
406		[____]	[____]	[____]	[_____]
OPTION	AN/SSQ-101A (FY18) FFP with Launcher Container LAU-126/A (including Reliability Inspection Test Samples) NALC:TBD NSN: TBD FOB: Origin

				NET AMT	[_____]

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.
N00421-14-D-0025

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
407					NSP
OPTION	Data (FY18) FFP CDRLs in support of CLIN 0406 Not Separately Priced (NSP) Line Item FOB: Destination

				NET AMT	[_____]

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
408		[____]	[____]	[____]	[_____]
OPTION	AN/SSQ-125 (FY18) FFP with Launcher Container LAU-126/A (including Reliability Inspection Test Samples) NALC:TBD NSN: TBD FOB: Origin

				NET AMT	[_____]

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.
N00421-14-D-0025

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
409					NSP
OPTION	Data (FY18) FFP CDRLs in support of CLIN 0408 Not Separately Priced (NSP) Line Item FOB: Destination

				NET AMT	[_____]

SECTION B PRICING NOTES
Pricing Note B1: The following interpolation will be used to calculate the unit price of the first order placed against each CLIN. Interpolation will be used to calculate the unit price of quantities that fall between the minimum and maximum quantities but do not match specific pricing points for each CLIN:

UP = UPnh + [(Qh - QO) * ((UPnl - UPnh) / (Qh - Ql))]
Where:
UP = Unit Price
UPnh = Unit Price for the higher quantity (pricing point above Quantity Ordered) in the applicable ordering period
UPnl = Unit Price for the lower quantity (pricing point below Quantity Ordered) in the applicable ordering period
Qh = Quantity at the pricing point above Quantity Ordered
Ql = Quantity at the pricing point below Quantity Ordered
QO = Quantity Ordered

The following example shows the unit price calculation for a quantity of 2,200 AN/SSQ-36B sonobuoys for CLIN 0001 in Lot 1 FY 14 if the unit price for a quantity of 2,000 is $30 and the unit price for a quantity of 2,500 is $25:

UP = 25 + [(2500 - 2200) * ((30 – 25) / (2500 – 2000))]
UP = $28

Subsequent orders (referenced in FAR Clause 52.217-7 OPTION FOR INCREASED QUANTITY—SEPARATELY PRICED LINE ITEM) placed for the same CLIN, up to the maximum quantity, will be at the price established in the first order. Additionally, subsequent orders will be a minimum of one pallet of sonobuoys and/or one container of MK-84 SUS.

Pricing Note B2: The quantities for each CLIN represent maximum quantities.

QUANTITY RANGE PRICING
CLIN QUANTITY/UNIT PRICE TABLES

(Applicable to CLINs 0001, 0002, 0003, 0004, 0006, 0008, 0101, 0102, 0103, 0104, 0106, 0108, 0201, 0202, 0203, 0206, 0208, 0301, 0302, 0303, 0306, 0308, 0401, 0402, 0403, 0404, 0406, and 0408)

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.
N00421-14-D-0025

Base Year

[____]
[____]
[____]	[____]	[____]
[____]	[____]	[____]
[____]	[____]	[____]
[____]	[____]	[____]
[____]	[____]	[____]

[____]
[____]
[____]	[____]	[____]
[____]	[____]	[____]
[____]	[____]	[____]
[____]	[____]	[____]
[____]	[____]	[____]

[____]
[____]
[____]	[____]	[____]
[____]	[____]	[____]
[____]	[____]	[____]
[____]	[____]	[____]
[____]	[____]	[____]

[____]
[____]
[____]	[____]	[____]
[____]	[____]	[____]
[____]	[____]	[____]
[____]	[____]	[____]
[____]	[____]	[____]

[____]
[____]
[____]	[____]	[____]
[____]	[____]	[____]
[____]	[____]	[____]
[____]	[____]	[____]
[____]	[____]	[____]

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.
N00421-14-D-0025

[____]
[____]
[____]	[____]	[____]
[____]	[____]	[____]
[____]	[____]	[____]
[____]	[____]	[____]
[____]	[____]	[____]

[____]

[____]
[____]
[____]	[____]	[____]
[____]	[____]	[____]
[____]	[____]	[____]
[____]	[____]	[____]
[____]	[____]	[____]

[____]
[____]
[____]	[____]	[____]
[____]	[____]	[____]
[____]	[____]	[____]
[____]	[____]	[____]
[____]	[____]	[____]

[____]
[____]
[____]	[____]	[____]
[____]	[____]	[____]
[____]	[____]	[____]
[____]	[____]	[____]
[____]	[____]	[____]

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.
N00421-14-D-0025

[____]
[____]
[____]	[____]	[____]
[____]	[____]	[____]
[____]	[____]	[____]
[____]	[____]	[____]
[____]	[____]	[____]

[____]
[____]
[____]	[____]	[____]
[____]	[____]	[____]
[____]	[____]	[____]
[____]	[____]	[____]
[____]	[____]	[____]

[____]
[____]
[____]	[____]	[____]
[____]	[____]	[____]
[____]	[____]	[____]
[____]	[____]	[____]
[____]	[____]	[____]

[____]

[____]
[____]
[____]	[____]	[____]
[____]	[____]	[____]
[____]	[____]	[____]
[____]	[____]	[____]
[____]	[____]	[____]

[____]
[____]
[____]	[____]	[____]
[____]	[____]	[____]
[____]	[____]	[____]
[____]	[____]	[____]
[____]	[____]	[____]

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.
N00421-14-D-0025

[____]
[____]
[____]	[____]	[____]
[____]	[____]	[____]
[____]	[____]	[____]
[____]	[____]	[____]
[____]	[____]	[____]

[____]
[____]
[____]	[____]	[____]
[____]	[____]	[____]
[____]	[____]	[____]
[____]	[____]	[____]
[____]	[____]	[____]

[____]
[____]
[____]	[____]	[____]
[____]	[____]	[____]
[____]	[____]	[____]
[____]	[____]	[____]
[____]	[____]	[____]

[____]

[____]
[____]
[____]	[____]	[____]
[____]	[____]	[____]
[____]	[____]	[____]
[____]	[____]	[____]
[____]	[____]	[____]

[____]
[____]
[____]	[____]	[____]
[____]	[____]	[____]
[____]	[____]	[____]
[____]	[____]	[____]
[____]	[____]	[____]

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.
N00421-14-D-0025

[____]
[____]
[____]	[____]	[____]
[____]	[____]	[____]
[____]	[____]	[____]
[____]	[____]	[____]
[____]	[____]	[____]

[____]
[____]
[____]	[____]	[____]
[____]	[____]	[____]
[____]	[____]	[____]
[____]	[____]	[____]
[____]	[____]	[____]

[____]
[____]
[____]	[____]	[____]
[____]	[____]	[____]
[____]	[____]	[____]
[____]	[____]	[____]
[____]	[____]	[____]

[____]

[____]
[____]
[____]	[____]	[____]
[____]	[____]	[____]
[____]	[____]	[____]
[____]	[____]	[____]
[____]	[____]	[____]

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.
N00421-14-D-0025

[____]
[____]
[____]	[____]	[____]
[____]	[____]	[____]
[____]	[____]	[____]
[____]	[____]	[____]
[____]	[____]	[____]

[____]
[____]
[____]	[____]	[____]
[____]	[____]	[____]
[____]	[____]	[____]
[____]	[____]	[____]
[____]	[____]	[____]

[____]
[____]
[____]	[____]	[____]
[____]	[____]	[____]
[____]	[____]	[____]
[____]	[____]	[____]
[____]	[____]	[____]

[____]
[____]
[____]	[____]	[____]
[____]	[____]	[____]
[____]	[____]	[____]
[____]	[____]	[____]
[____]	[____]	[____]

[____]
[____]
[____]	[____]	[____]
[____]	[____]	[____]
[____]	[____]	[____]
[____]	[____]	[____]
[____]	[____]	[____]

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.
N00421-14-D-0025

CLAUSES INCORPORATED BY FULL TEXT

5252.204-9501	NATIONAL STOCK NUMBERS (NAVAIR)(MAR 2007)
(a) This clause applies to supplies that are stock numbered under Federal Catalog System procedures.
(b) Unless otherwise authorized by the Contracting Officer, in writing, the Contractor shall not deliver any supplies until the supplies have been marked with a National Stock Number. All available National Stock Numbers will be furnished by the Government. If National Stock Numbers are not furnished by the Government in time to meet the delivery schedule for the supplies, the Contractor may present the supplies that are scheduled for delivery to the Contracting Officer for acceptance. The Contracting Officer may accept such supplies without National Stock Numbers and the Government will pay the Contractor, provided that title to the supplies is vested in the Government.
(c) The term “Federal Stock Number” (FSN), which may be referred to in the specifications of this contract or elsewhere in this contract, shall mean “National Stock Number” (NSN), and the term “Federal Item Identification Number”, wherever it appears, shall mean “National Item Identification Number”.
(As used in the foregoing clause, the term “Contracting Officer” shall mean the “Administrative Contracting Officer” (ACO) with respect to provisioned items and other supplies ordered by the ACO.)

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.
N00421-14-D-0025

Section C - Descriptions and Specifications

DESCRIPTIONS AND SPECIFICATION
Items 0001, 0002, 0003, and 0006
The contractor shall provide AN/SSQ-36B, AN/SSQ-53F, AN/SSQ-62E, and AN/SSQ-101A Sonobuoys in accordance with the PRODUCTION SONOBUOY SPECIFICATION for BATHYTHERMOGRAPH TRANSMITTING SET AN/SSQ-36B and SONOBUOYS AN/SSQ-53F, 62E, 77C, AND 101A, Attachment 1, including Appendices A through H (Attachments 4, 5, 6, 7, 8, 9, 10, and 11).

Items 0101, 0102, 0103, 0106, 0201, 0202, 0203, 0206, 0301, 0302, 0303, 0306, 0401, 0402, 0403, and 0406
The contractor shall provide AN/SSQ-36B, AN/SSQ-53F, AN/SSQ-62E, and AN/SSQ-101A Sonobuoys in accordance with the PRODUCTION SONOBUOY SPECIFICATION for BATHYTHERMOGRAPH TRANSMITTING SET AN/SSQ-36B and SONOBUOYS AN/SSQ-53F, 62E, 77C, AND 101A, Attachment 1, including Appendices A through H (Attachments 4, 5, 6, 18, 8, 9, 10, and 11).

Items 0004, 0104, and 0404
The contractor shall provide MK-84 SUS Devices in accordance with the General Specification for Signal, Underwater Sound (SUS) Mark 84 Mod 1, Attachment 2.

Items 0008
The contractor shall provide AN/SSQ-125 Sonobuoys in accordance with the Production Sonobuoy Specification (PSS) for the AN/SSQ-125 MAC SOURCE SONOBUOY, Attachment 3, including Appendices A through H (Attachments 4, 5, 6, 7, 8, 9, 10, and 11).

For Lot 1through Lot 7 of Item 0008 only, the following exception applies to the AN/SSQ-125 MAC SOURCE SONOBUOY Specification:

[____]
For Lot 8 and beyond of Item 0008 only, the following exception applies to the AN/SSQ-125 MAC SOURCE SONOBUOY Specification:

[____]

Items 0108, 0208, 0308, and 0408
The contractor shall provide AN/SSQ-125 Sonobuoys in accordance with the Production Sonobuoy Specification (PSS) for the AN/SSQ-125 MAC SOURCE SONOBUOY, Attachment 3, including Appendices A through H (Attachments 4, 5, 6, 18, 8, 9, 10, and 11).

The following exception applies to the AN/SSQ-125 MAC SOURCE SONOBUOY Specification:

[____]

Items 0005, 0007, 0010, 0105, 0107, 0109, 0205, 0207, 0209, 0305, 0307, 0309, 0405, 0407, and 0409
The contractor shall provide the below technical, financial, and administrative data in accordance with Exhibit A - Contract Data Requirements List (CDRL), DD Form 1423.

CDRL # DESCRIPTION
A001 Design Data and Calculations AN/SSQ-36B, 53F, 62E, Q-101A, Q-125 and MK-84 MOD 1 SUS
A002 Test Plan AN/SSQ-36B, 53F, 62E , 101A, 125 and MK-84 MOD 1 SUS
A003 Test/Inspection Report AN/SSQ-36B, 53F, 62E, 101A, 125 and MK-84 MOD 1 SUS
A004 Failure Analysis and Corrective Action Report AN/SSQ-36B, 53F, 62E , 101A, 125 and MK-84
MOD 1 SUS
A005 Engineering Change Proposal AN/SSQ-36B, 53F, 62E, 101A, 125 and MK-84 MOD 1 SUS
A006 Request for Deviation (RFD)AN/SSQ-36B, 53F, 62E, 101A, 125 and MK-84 MOD 1 SUS

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.
N00421-14-D-0025

A007 Request for Waiver (RFW) AN/SSQ-36B, 53F, 62E, 101A, 125 and MK-84 MOD 1 SUS
A008 Quality Systems Plan AN/SSQ-36B, 53F, 62E, 101A, 125 and MK-84 MOD 1 SUS
A009 Photographic Requirements AN/SSQ-36B, 53F, 62E, 101A, 125 and MK-84 MOD 1 SUS
A00A Bar Code Identification Report AN/SSQ-36B, 53F, 62E, 101A, 125 and MK-84 MOD 1 SUS
A00B Test Scheduling Report AN/SSQ-36B, 53F, 62E, 101A, 125 and MK-84 MOD 1 SUS
A00C Scientific and Technical Reports Summary AN/SSQ-36B, 53F, 62E, 101A, 125 and MK-84 MOD 1
SUS
A00D Monthly Status Report AN/SSQ-36B, 53F, 62E , 101A, 125 and MK-84 MOD 1 SUS
A00E Production Status Report AN/SSQ-36B, 53F, 62E, 101A, 125 and MK-84 MOD 1 SUS
A00J Rework Summary Report AN/SSQ-36B, 53F, 62E, 101A, 125 and MK-84 MOD 1 SUS
A00K Bills of Material Report AN/SSQ-36B, 53F, 62E, 101A, 125 and MK-84 MOD 1 SUS

Items 0005, 0105, 0205, 0305, and 0405
The contractor shall provide the below technical, financial, and administrative data in accordance with Exhibit A - Contract Data Requirements List (CDRL), DD Form 1423.

CDRL # DESCRIPTION
A00F Test/Inspection Report AN/SSQ-53F

Items 0005, 0105, and 0405
The contractor shall provide the below technical, financial, and administrative data in accordance with Exhibit A - Contract Data Requirements List (CDRL), DD Form 1423.

CDRL # DESCRIPTION
A00G Operating Instructions MK-84 MOD 1 SUS

Items 0007, 0107, 0207, 0307, and 0407
The contractor shall provide the below technical, financial, and administrative data in accordance with Exhibit A - Contract Data Requirements List (CDRL), DD Form 1423.

CDRL # DESCRIPTION
A00H Computer Program End Item Documentation AN/SSQ-101A

Items 0001, 0002, 0003, 0004, 0006, 0008, 0101, 0102, 0103, 0104, 0106, 0108, 0201, 0202, 0203, 0206, 0208, 0301, 0302, 0303, 0306, 0308, 0401, 0402, 0403, 0404, 0406, and 0408
The contractor shall schedule and conduct a Production Readiness Review in accordance with Attachment 7, PSS Appendix D, paragraph 7.4. The PRR for Item 0008 will be associated with Lot 8.

Item 0010 - The contractor shall perform Performance Verification Tests IAW paragraphs C.1 through C.1.10

C.1 PERFORMANCE VERIFICATION TESTS
The contractor shall submit test units for the AN/SSQ-36B (CLIN 0001), AN/SSQ-125 (CLIN 0008), or MK-84 SUS (CLIN 0004) in order for the Government to evaluate the proposed design for conformance with the specification. The contractor shall be responsible for providing the test units, including resubmissions, if required, for satisfactory completion of Performance Verification Tests.

Note: Data submitted IAW CDRL A001 for the Performance Verification Tests portion only, shall be submitted using the Successful Completion Within Days After Date of Delivery Order Award IAW Section F, paragraph F.5.

The contractor shall complete the Performance Verification Program in the following order:
1. Environmental/Laboratory Test
2. Ocean Air Drop Test

C.1.1 ENVIRONMENTAL/LABORATORY TESTS (Applicable to Q-36B and Q-125 only)

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.
N00421-14-D-0025

The contractor shall provide twenty (20) units of each sonobuoy/device of the proposed design configurations to NAWCAD Crane for environmental and laboratory testing in accordance with Attachment 13 (Standard Operating Procedure for Laboratory & Ocean Testing of Sonobuoys, SLCs and Associated Packaging). The shipping address is:

NAWCAD 4.5.14.3
ATTN: CHARLES KIMBLE
14051 SGM GENE SHAW TECHNOLOGY DRIVE
SUITE A
CRANE, IN 47522

C.1.1.1 TEST FIXTURES
The contractor shall supply to NAWCAD 4.5.14.3 any cabling, tools or special test fixtures necessary to perform any testing on the proposed design of the sonobuoy. The contractor shall update or replace this equipment, as needed, throughout the contract to replace worn cables or for electrical changes as a result of approved design modifications. Delivery of test fixtures shall be concurrent with and to the applicable NAWCAD address as test units.

C.1.2 OCEAN AIR DROP TEST (Applicable to Q-36B, Q-125, and MK-84)
After successful completion of the environmental/bench tests, the contractor shall provide thirty-two (32) fully operational units of the AN/SSQ-36B and MK-84 SUS and (20) fully operational units of the AN/SSQ-125 for the proposed design configuration, to the test facility designated by the procuring activity for Government performance verification air drop tests in accordance with Attachment 14 (Open Ocean Test Defect Criteria). The shipping address is:

SPAWAR SYSTEMS CENTER PACIFIC
ATTN: SCOTT GRANZOW CODE 56620
4297 PACIFIC HIGHWAY, BLDG 7
SAN DIEGO, CA 92110-5000

C.1.2.1 CONTRACTOR-INITIATED ENGINEERING TESTS REQUIRING OCEAN TESTING (Applicable to CLINS 0001, 0002, 0003, 0004, 0006, 0008, 0011, 0101, 0102, 0103, 0104, 0106, 0108, 0201, 0202, 0203, 0206, 0208, 0301, 0302, 0303, 0306, 0308, 0401, 0402, 0403, 0404, 0406, and 0408)
The Navy will provide engineering test support services to the contractor for tests requiring the use of specialized government test facilities to the contractor for conducting verification of corrective action for deficient sonobuoy reliability or performance or for verification of performance.  These services will be made available throughout the period of performance of this contract.  The contractor shall request such tests in writing via the contacting officer by submitting an engineering test plan IAW CDRL A002.  The government reserves the right to disapprove test plans considered by the government to be unnecessary or outside the scope of this contract.  All engineering test days requested are subject to test schedule/range availability and are at the TPOC’s discretion. Any site other than San Clemente Island (SCI) is at the TPOC’s discretion.

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.
N00421-14-D-0025

Section D - Packaging and Marking

D.1 Packaging
Items 0001, 0002, 0101, 0102, 0201, 0202, 0301, 0302, 0401, and 0402
D.1.1 Packaging for AN/SSQ-36B and AN/SSQ-53F Sonobuoys
The contractor shall package the deliverables for shipping in accordance with the following:
(a) Pallets containing thirty-two (32) to forty-eight (48) sonobuoys in Sonobuoy Launcher Container (SLCs) (per Section D.1.7) shall be packaged in the 48 Unit Bayonet Base Pallet in accordance with NAVSEA DL 7375860 and associated Drawings 7375861 through 7375876 with the following exception: All steel strapping shall be new (unused) material and in accordance with MIL-STD-1660A. The size of the strapping used for securing the top cap to the pallet base shall be .75 inch wide and 0.031 inch thick with seals or seal-less banding in accordance with MIL-STD-1660A. The size of the strapping used for securing the side panels and for the rails on the top cap and pallet base shall be .75 inch wide and 0.031 or 0.020 inch thick and with seals in accordance with MIL-STD1660A or seal-less banding.
(b) For partial pallets of less than thirty-two (32) units on a forty-eight (48) unit pallet, the contractor may use CNU-239/E shipping containers, palletized in accordance with the PSS and Appendix G with the exception that all steel strapping shall be new (unused) material and in accordance with MIL-STD-1660A. The size of the strapping used for securing the top cap to the pallet base shall be .75 inch wide and 0.031 inch thick with seals or seal-less banding in accordance with MIL-STD-1660A. The size of the strapping used for securing the side panels and for the rails on the top cap and pallet base shall be .75 inch wide and 0.031 or 0.020 inch thick and with seals in accordance with MIL-STD1660A or seal-less banding.
D.1.2 Packaging For AN/SSQ-36B and AN/SSQ-53F Reliability Test Samples
The contractor shall package the test samples (sonobuoys in SLCs) in one of the following:
(a) Thirty-six (36) or forty-eight (48) bayonet base pallets in accordance with NAVSEA DL 7375860 and associated Drawings 7375861 through 7375876 with the following exception: All steel strapping shall be new (unused) material and in accordance with MIL-STD-1660A. The size of the strapping used for securing the top cap to the pallet base shall be .75 inch wide and 0.031 inch thick with seals or seal-less banding in accordance with MIL-STD-1660A. The size of the strapping used for securing the side panels and for the rails on the top cap and pallet base shall be .75 inch wide and 0.031 or 0.020 inch thick and with seals in accordance with MIL-STD1660A or seal-less banding. For AN/SSQ-53 test samples using the 36-unit pallet, the pallet deck may be 1/2 inch thick solid plywood (versus ¾ inch) and the pallet cap may be 3/8 inch thick plywood (versus 3/4 inch).
(b) CNU-239/E shipping containers and palletized in accordance with the PSS and Appendix G. All steel strapping shall be new (unused) material and in accordance with MIL-STD-1660A. The size of the strapping used for securing the top cap to the pallet base shall be .75 inch wide and 0.031 inch thick with seals or seal-less banding in accordance with MIL-STD-1660A. The size of the strapping used for securing the side panels and for the rails on the top cap and pallet base shall be .75 inch wide and 0.031 or 0.020 inch thick and with seals in accordance with MIL-STD1660A or seal-less banding.

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.
N00421-14-D-0025

(c) Packaging as approved by the local Government QAR. Any non-standard method of packaging involving more than one unit shall use steel strapping (new) material in accordance with MIL-STD-1660A. The size of the strapping shall be .75 inch wide and 0.031 or 0.020 inch thick.
Items 0003, 0006, 0008, 0103, 0106, 0108, 0203, 0206, 0208, 0303, 0306, 0308, 0403, 0406, and 0408
D.1.3 Packaging for AN/SSQ-62E, AN/SSQ-101A, and AN/SSQ-125 Sonobuoys
The contractor shall package the deliverables for shipping in accordance with the following:
(a) Pallets containing twenty (20) to thirty-six (36) sonobuoys in the LAU-126/A SLCs (per D.1.3) shall be packaged in the 36 Unit Bayonet Base Pallets in accordance with NAVSEA DL 7375860 and associated Drawings 7375861 through 7375876 with the following exception: All steel strapping shall be new (unused) material and in accordance with MIL-STD-1660A. The size of the strapping used for securing the top cap to the pallet base shall be .75 inch wide and 0.031 inch thick with seals or seal-less banding in accordance with MIL-STD-1660A. The size of the strapping used for securing the side panels and for the rails on the top cap and pallet base shall be .75 inch wide and 0.031 or 0.020 inch thick and with seals in accordance with MIL-STD1660A or seal-less banding.
(b) For partial pallets of less than twenty (20) units the contractor may use CNU-239/E shipping containers, palletized in accordance with the PSS and Appendix G (steel strapping shall be in accordance with MIL-STD-1660A and .75 inch in width).
(c) The contractor shall stack pallets no higher than three. The sonobuoy manufacturer may procure the bayonet base part (NAVSEA 7375874) from Tri-City Plastics, Midland, MI, Precision Plastics, Columbia City, IN, or another manufacturer with access to the necessary Government owned tooling.

D.1.4 Packaging For AN/SSQ-62E, AN/SSQ-101A, and AN/SSQ-125 Test Samples
The contractor shall package the test samples (sonobuoys in SLCs) in one of the following:
(a) Thirty-six (36) unit bayonet base pallets in accordance with NAVSEA DL 7375860 and associated Drawings 7375861 through 7375876 with the following exception: All steel strapping shall be new (unused) material and in accordance with MIL-STD-1660A. The size of the strapping used for securing the top cap to the pallet base shall be .75 inch wide and 0.031 inch thick with seals or seal-less banding in accordance with MIL-STD-1660A. The size of the strapping used for securing the side panels and for the rails on the top cap and pallet base shall be .75 inch wide and 0.031 or 0.020 inch thick and with seals in accordance with MIL-STD1660A or seal-less banding.
(b) CNU-239/E shipping containers and palletized in accordance with the PSS and Appendix G. All steel strapping shall be new (unused) material and in accordance with MIL-STD-1660A. The size of the strapping used for securing the top cap to the pallet base shall be .75 inch wide and 0.031 inch thick with seals or seal-less banding in accordance with MIL-STD-1660A. The size of the strapping used for securing the side panels and for the rails on the top cap and pallet base shall be .75 inch wide and 0.031 or 0.020 inch thick and with seals in accordance with MIL-STD1660A or seal-less banding.
(c) Packaging as approved by the local Government QAR. Any non-standard method of packaging involving more than one unit shall use steel strapping (new) material in accordance with MIL-STD-1660A. The size of the strapping shall be .75 inch wide and 0.031 or 0.020 inch thick.

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.
N00421-14-D-0025

Items 0004, 0104, and 0404
D.1.5 Packaging For MK-84 SUS Devices
The contractor shall package the deliverables for shipping in accordance with the following:
(a) Packaging and palletization shall be in accordance with the signal specification. The contractor shall supply all items except the GFE Shipping Container (identified as LD 165132 on NAVAIR Drawing 2127756) and the GFE pallet (identified as Item 1 on Naval Weapons Handling Center Drawing WR-54/131B).
(b) The GFE shipping container (small Arms Ammunition box MK 1 Mod 0) shall be inspected prior to acceptance into the contractor’s store. The inspections shall be in accordance with the signal specification. Rejected containers or pallets shall be accumulated for return as directed by the contracting officer.

D.1.6 Packaging For MK-84 SUS Test Samples
The contractor shall package the MK-84 SUS test samples in one of the following:
(a) Packaging and palletization shall be in accordance with the following:
MK-84 SUS units shall be placed in Tray Assemblies in accordance with NAVAIR Drawings 2127753, 2127754, and 2127755. Tray assemblies will be enclosed with a vapor barrier bag meeting the requirements of 49 CFR Part 178.519. The vapor barrier bags shall also be heat sealable, flexible and have a low water vapor transmission rate. The water vapor transmission rate shall be no greater than 0.02 gms/100 sq. in./24 hours. Corrugated boxes meeting requirements of 49 CFR, Part 178.516. The box inside dimensions shall be: Length - 17.45 in., width - 8.75, depth - 14.25.
(b) Packaging as approved by the local Government QAR.

D.1.7 Sonobuoy Launcher Container Requirements
The SLC shall be manufactured in accordance with the following:
a. The PSS and Appendix A replaces MIL-L-81745B.
b. NAVAIR Drawing 3065AS100 with the following changes:
(1) Change MIL-L-81745B to the PSS and Appendix A.
(2) Delete reference to DOD STD 100
(3) Delete reference to MIL-STD 210. Actual temperature requirements are             provided in the PSS and Appendix A.

D.1.8 Gray Overpack (if required)
The gray overpack (CNU-239/E) where specified shall be in accordance with NAVAIR DL 1458AS202 and DRAWING 1458AS202 and associated drawings, with the following changes:

(a) Delete all references to MIL-D-3464; replace with; “that meet the physical inspection and environmental test requirements of NAWCAD, Crane ETP 4.5.14-SOP-004.”
(b) Delete all references to MIL-T-43036; replace with ASTM D5330 Type 4
(c) Delete all references to MIL-STD-105; replace with; “The sample shall be inspected for piece part construction, assembly and marking. The following table defines the sample size and acceptance criteria for various lot or batch sizes.”

Lot or Batch Size	Sample Size	Allowable Defects
2 to 50	2	0
51 to 500	3	0
501 and over	5	1

(d) Delete all references to MIL-STD-480; replace with the PSS and Appendix D.
(e) Delete all references to SPD-15 and replace with PSS Appendix C.

Items 0005, 0007, 0009, 0105, 0107, 0109, 0205, 0207, 0209, 0305, 0307, 0309, 0405, 0407, and 0409
Packaging and marking of the technical, financial, and administrative data shall be in accordance with Exhibit A – CDRLs, DD Form 1423.

Item 0010
Packaging and marking of the Performance Verification Tests items shall be in accordance with best commercial practices to ensure safe delivery at destination, as applicable.

D.2 MARKING

Items 0002, 0102, 0202, 0302, and 0402
D.2.1 Marking for AN/SSQ-53F

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.
N00421-14-D-0025

Each AN/SSQ-53F sonobuoy shall be serialized by contract year, manufacturer, lot number, and unit. The serial number shall be unique for each sonobuoy delivered under the contract.

Items 0001, 0002, 0003, 0006, 0008, 0101, 0102, 0103, 0106, 0108, 0201, 0202, 0203, 0206, 0208, 0301, 0302, 0303, 0306, 0308, 0401, 0402, 0403, 0406, and 0408
D.2.1.1 Marking For Fleet Unit Sonobuoys And Reliability Test Samples
The nomenclature for these sonobuoys shall be AN/SSQ-36B, AN/SSQ-53F, AN/SSQ-62E, AN/SSQ-101A, and AN/SSQ-125, as applicable. The abbreviated nomenclature shall be Q-36B, Q-53F, Q-62E, Q-101A, and Q-125, as applicable. The contractor shall use this nomenclature as required below.

D.2.1.2 Sonobuoy, Sonobuoy Launcher Container, and CNU-239 (Gray Overpack)
The contractor shall mark the sonobuoy, Sonobuoy Launcher Container (SLC), and CNU-239 shipping container in accordance with the PSS and Appendix C.

D.2.1.3 Pallet Marking Instructions
The contractor shall mark the pallet in accordance with the PSS and Appendix C and NAVAIR 5252.247-9517

Items 0004, 0104, and 0404
D.2.1.4 Marking For MK 84 SUS
The nomenclature for this item shall be Signal, Underwater Sound (SUS) MK 84 Mod 1. The abbreviated nomenclature shall be SUS MK 84 Mod 1. The contractor shall use this nomenclature as required in Appendix C of the PSS. Marking of the SUS, pallets, and ammunition box shall also be in accordance with Appendix C of the PSS. The contractor shall mark the MK 84 MOD 1 SUS in accordance with Appendix C of the PSS.

CLAUSES INCORPORATED BY FULL TEXT

252.223-7001	HAZARD WARNING LABELS (DEC 1991)
(a) "Hazardous material," as used in this clause, is defined in the Hazardous Material Identification and Material Safety Data clause of this contract.
(b) The Contractor shall label the item package (unit container) of any hazardous material to be delivered under this contract in accordance with the Hazard Communication Standard (29 CFR 1910.1200 et seq). The Standard requires that the hazard warning label conform to the requirements of the standard unless the material is otherwise subject to the labeling requirements of one of the following statutes:
(1) Federal Insecticide, Fungicide and Rodenticide Act;
(2) Federal Food, Drug and Cosmetics Act;
(3) Consumer Product Safety Act;
(4) Federal Hazardous Substances Act; or
(5) Federal Alcohol Administration Act.
(c) The Offeror shall list which hazardous material listed in the Hazardous Material Identification and Material Safety Data clause of this contract will be labeled in accordance with one of the Acts in paragraphs (b)(1) through (5) of this clause instead of the Hazard Communication Standard. Any hazardous material not listed will be interpreted to mean that a label is required in accordance with the Hazard Communication Standard.
MATERIAL (If None, Insert "None.")    ACT
__________________________________    _____________________________
__________________________________    _____________________________
(d) The apparently successful Offeror agrees to submit, before award, a copy of the hazard warning label for all hazardous materials not listed in paragraph (c) of this clause. The Offeror shall submit the label with the Material Safety Data Sheet being furnished under the Hazardous Material Identification and Material Safety Data clause of this contract.
(e) The Contractor shall also comply with MIL-STD-129, Marking for Shipment and Storage (including revisions adopted during the term of this contract).

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.
N00421-14-D-0025

CLAUSES INCORPORATED BY FULL TEXT

5252.223-9502	HAZARDOUS MATERIAL (NAVAIR)(APR 2009) -
(a) Packaging, Packing, Marking, Labeling and Certification of Hazardous materials for shipment by any mode or combination of transportation modes shall be prepared (properly classed, described, packaged, marked, labeled, transport vehicle placarded, etc.) for shipment in accordance with MIL-STD-129 and Title 49 Code of Federal Regulations (CFR), Part 100-199 as applicable. In the event of any contradictions between the documents, 49 CFR shall govern or the applicable modal transport regulation.
(b) In the event of a conflict between specific requirements in the contract or order and existing applicable modal transport regulations, the regulations shall take precedence. Under no circumstances shall the contractor knowingly use materials, markings or procedures that are not in accordance with laws and regulations applicable to the mode of transportation employed.
(c) To ascertain which Department of Defense, or local installation regulations, concerning hazardous materials may have impact on this contract, the contractor should contact: Environmental Director, (301) 757-6177, 47013 Hinkle Circle, Bldg. 416, Room 200B, Patuxent River, MD 20670

CLAUSES INCORPORATED BY FULL TEXT

5252.247-9507	PACKAGING AND MARKING OF REPORTS (NAVAIR) (OCT 2005)
(a) All unclassified data shall be prepared for shipment in accordance with best commercial practice. Classified reports, data and documentation, if any, shall be prepared for shipment in accordance with the National Industry Security Program Operating Manual, DoD 5220.22-M.
(b) The contractor shall prominently display on the cover of each report the following information:
(1) Name and business address of contractor.
(2) Contract Number/Delivery/Task order number.
(3) Contract/Delivery/Task order dollar amount.
(4) Whether the contract was competitively or non-competitively awarded.
(5) Name of sponsoring individual.
(6) Name and address of requiring activity.

CLAUSES INCORPORATED BY FULL TEXT

5252.247-9508	PROHIBITED PACKING MATERIALS (NAVAIR) (JUN 1998)
The use of asbestos, excelsior, newspaper or shredded paper (all types including waxed paper, computer paper and similar hydroscopic or non-neutral material) is prohibited. In addition, loose fill polystyrene is prohibited for shipboard use.

CLAUSES INCORPORATED BY FULL TEXT

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.
N00421-14-D-0025

5252.247-9514	TECHNICAL DATA PACKING INSTRUCTIONS (NAVAIR) (SEP 1999)
Technical Data and Information shall be packed and packaged for domestic shipment in accordance with best commercial practices. The package or envelope should be clearly marked with any special markings specified in this contract (or delivery/task order), e.g., Contract Number, CLIN, Device No., and document title must be on the outside of the package. Classified reports, data and documentation, if applicable, shall be prepared for shipment in accordance with Defense Industrial Manual for Safeguarding Classified Information, DoD 5220.22M.

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.
N00421-14-D-0025

Section E - Inspection and Acceptance

INSPECTION AND ACCEPTANCE
E.1 HARDWARE ACCEPTANCE

Items 0001, 0002, 0003, 0004, 0006, 0008, 0101, 0102, 0103, 0104, 0106, 0108, 0201, 0202, 0203, 0206, 0208, 0301, 0302, 0303, 0306, 0308, 0401, 0402, 0403, 0404, 0406, and 0408
E.1.1 Sample Plans
The Government will test and accept production sonobuoys and SLCs in lots. Prior to Government sampling, the contractor shall completely assemble all units for each lot. The Government sampling will be in accordance with ANSI/ASQ Z1.4-2008 Sampling Procedures and Tables for Inspection by Attributes, except as modified below:
Normal Inspection to Reduced Inspection: a) Preceding 5 Lots Accepted.
Total Nonconforming less than Limit Number (Optional) – Limit number for 4.0 AQL and 6.5 AQL is 15.

Production Steady is defined as: Five (5) consecutively produced lots shall be determined as produced homogenously. The factors for determining a break in homogeneity shall include configuration changes, plant shutdowns or any production line interruptions.

Configuration changes – Preliminary Class I ECPs – ECPs will be evaluated upon submission for determination of break in homogeneity by the Technical Point of Contact (TPOC).

Plant shutdowns – Planned plant shutdowns greater than two weeks.

Production line interruption – Interruptions greater than two (2) working days and other than those due to end of shift, day or week (a four-day weekend is not considered a production line interruption) will be evaluated for determination of break in homogeneity by the TPOC.

Normal to Tightened switching criteria: a) 4 of 6 or fewer consecutive lots are not accepted.

Tightened Inspection to Normal Inspection: a) Single Lot Accepted.
The Government will begin by using the Normal Inspection level for CLINs 0001, 0002, 0003, 0004, 0006, and 0008 applying switching rules to change inspection levels based on First Submission test samples only. The Government will reset to Normal Inspection level when production lines are non-continuous from one contract CLIN to another of the same production item. Lot Resubmission test samples will be tested at the Normal Inspection level.
E.1.1.1 Defects
The Government will utilize Attachment 14 Open Ocean Test Defect Criteria to determine critical defects, major defects, or minor defects for both First Submission and Resubmission of Lot test samples. If requested by the contractor and deemed advantageous to the Government, the Contracting Officer may permit other lot sizes, sample sizes, and acceptance limits. The Government maintains the right to test sonobuoys and/or SLCs to the service conditions identified within the specifications and/or drawings. Sonobuoys and/or SLCs subjected to any test or service condition identified within the specifications and/or drawings meet the contractual reliability metrics after undergoing Reliability Inspection testing identified in paragraph E.1.3.

E.1.2 Lot Sizes and Accept/Reject Criteria

The Government has selected two lot size ranges to be used for all sonobuoys and the MK-84 SUS which are defined as: Lot Size A: 1201 – 3200 or Lot Size B: 501 – 1200. Normal lot size range for each product is defined

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.
N00421-14-D-0025

below. Based on award quantity and if mutually agreed to by both parties at award, the other lot size may be used and all associated inspection requirements will be adjusted according to the ANSI standard.

E.1.2.1 Q-53F, Q-62E, and MK-84 SUS
The following attributes from ANSI/ASQ Z1.4-2008 shall apply to the Q-53F, Q-62E and MK-84 SUS:
Acceptance Quality Limit (AQL): 4.0
Sample Size Designation Letter: G
Inspection Level: S-4
Lot Size A: 1201 - 3200

Production lot sizes shall be as follows:

Q-53F – All lot sizes shall be 3,200 each, except the first two lots shall be 1,664 each and the last two lots to be delivered shall be between 1,201 and 3,200 each. All lots to be delivered, except the last lot, shall result in full pallets (i.e., 48 each per pallet)

Q-62E – All lot sizes shall be 2,408 each, except the first two (2) lots shall be 1,292 each and the last two (2) lots to be delivered shall be between 1,201 and 3,200 each. All lots to be delivered, except the last lot, shall result in full pallets (i.e., 36 each per pallet)

MK-84 SUS – All lot sizes shall be 2,912 each, except the last lot shall be the remaining units.
All lots to be delivered, except the last lot, shall result in full pallets (i.e., 160 each per pallet).

In accordance with ANSI/ASQ Z1.4-2008 Normal Inspection, the lot sample size shall be thirty-two (32) units. Acceptance of all lots will be based on the following limits for defective units from the 32 unit test sample:

For the sonobuoy and SLC separately or MK-84 SUS device, there shall be: no critical defects; and three (3) or less major defects for the 32 unit sample.

In accordance with ANSI/ASQ Z1.4-2008 Tightened Inspection, the lot sample size shall be thirty-two (32) units. Acceptance of all lots will be based on the following limits for defective units from the 32 unit test sample:

For the sonobuoy and SLC separately or MK-84 SUS device, there shall be: no critical defects; and two (2) or less major defects for the 32 unit sample.

In accordance with ANSI/ASQ Z1.4-2008 Reduced Inspection, the Lot sample size shall be thirteen (13) units. Acceptance of all lots will be based on the following limits for defective units from the 13 unit test sample:

For the sonobuoy and SLC separately or MK-84 SUS device, there shall be: no critical defects; and three (3) or less major defects for the 13 unit sample. Reinstatement of Normal Inspection shall result if a lot tested under Reduced Inspection is accepted with more than one (1) major defect.

E.1.2.2 Q-36B, Q-101A, and Q-125
The following attributes from ANSI/ASQ Z1.4-2008 shall apply to the Q-36B, Q-101A, and Q-125:
AQL: 6.5
Sample Size Designation Letter: F
Inspection Level: S-4
Lot Size B: 501 - 1200

Production lot sizes shall be as follows:

Q-36B – Order quantity between 2,000 to 2,344 – One lot shall be 1,172 and the other lot shall be the remaining units.

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.
N00421-14-D-0025

Q-36B – Order quantity greater than 2,344 - All lot sizes shall be 1,172 each, except the last two lots to be delivered shall be between 501 and 1,200 each. All lots to be delivered, except the last lot, shall result in full pallets (i.e., 48 each per pallet)

Q-101A – Order quantity between 1,500 to 1,548 – The first two (2) lots shall be 524 each and other lot shall be the remaining units.

Q-101A – Order quantity greater than 1,548 - All lot sizes shall be 812 each, except the first two (2) lots shall be 524 each and the last two (2) lots to be delivered shall be between 501 and 1,200 each. All lots to be delivered, except the last lot, shall result in full pallets (i.e., 36 each per pallet)

Q-125 – All lot sizes shall be 812 each, except the first two (2) lots shall be 524 each and the last two (2) lots to be delivered shall be between 501 and 1,200 each. All lots to be delivered, except the last lot, shall result in full pallets (i.e., 36 each per pallet)

In accordance with ANSI/ASQ Z1.4-2008 Normal Inspection, the lot sample size shall be twenty (20) units. Acceptance of all lots will be based on the following limits for defective units from the 20 unit test sample:

For the sonobuoy and SLC separately, there shall be: no critical defects; and three (3) or less major defects for the 20 unit sample.

In accordance with ANSI/ASQ Z1.4-2008 Tightened Inspection, the lot sample size shall be twenty (20) units. Acceptance of all lots will be based on the following limits for defective units from the 20 unit test sample:

For the sonobuoy and SLC separately, there shall be: no critical defects; and two (2) or less major defect for the 20 unit sample.

In accordance with ANSI/ASQ Z1.4-2008 Reduced Inspection, the lot sample size shall be eight (8) units. Acceptance of all lots will be based on the following limits for defective units from the 8 unit test sample:

For the sonobuoy and SLC separately, there shall be: no critical defects; and three (3) or less major defects for the 8 unit sample. Reinstatement of Normal Inspection shall result if a lot tested under Reduced Inspection is accepted with more than one (1) major defect.

E.1.3 Reliability Inspection including Air Drop Test
The Government may conduct reliability inspection as an open ocean environment air drop. The Government will conduct inspection testing using Attachment 13 Standard Operating Procedure for Laboratory & Ocean Testing of Sonobuoys, SLCs and Associated Packaging and Attachment 14 Open Ocean Test Defect Criteria. No more than two (2) test sites will be used to perform reliability inspection on a lot sample. The total number of defective units observed at the test site(s) will be used to determine lot acceptability. Attachment 13 Standard Operating Procedure for Laboratory & Ocean Testing of Sonobuoys, SLCs and Associated Packaging and Attachment 14 Open Ocean Test Defect Criteria are used for defect criteria and classification. The contractor may delay mating the sonobuoys to SLCs on the balance of the production lot, until it receives final acceptance from the Contracting Officer. The Government may conduct testing at an alternate site such as a Naval Laboratory or Government test range. The Contracting Officer will provide the contractor with three (3) calendar days advance notice when an alternate site is being used.

E.1.3.1 Lot Sample Submission
The lot sample shall be submitted for reliability inspection with a DD Form 1222 (Request for and Results of Tests).

E.1.4 Interruption of Reliability Inspection
After submittal of the lot sample, the contractor may request an interruption of the reliability inspection process

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.
N00421-14-D-0025

through one of the following actions. The contractor shall notify the local QAR when they request termination or withdrawal.
(a) Termination of Inspection/Test in Progress. The contractor may request termination of inspections already in process. The Contracting Officer or the authorized Government representative may then terminate the test if it is advantageous to the Government. If no defects are identified during the inspections prior to air launch or air launch tests have not begun, the sample under examination will be reported as "withdrawn" and processed as indicated below, otherwise, it will be rejected. The test report will detail the results of the inspections and tests performed. Section B of the DD Form 1222 will be completed, detailing the termination.
(b) Withdrawal of a Production Lot Sample Prior to Initiation of the Test Process (1) Lot Sample Returned to Contractor. The contractor may request withdrawal of the lot sample and its return to the contractor at the contractor's expense. The Contracting Officer will authorize the withdrawal and return of the lot sample to the contractor via a DD Form 1149 on a commercial bill of lading. Section B of the DD Form 1222 will be completed, detailing the withdrawal. The lot shall then be resubmitted. (2) Lot Sample Held at Test Site. The contractor may request withdrawal of the lot sample and its storage at the receiving warehouse. The Contracting Officer will authorize the withdrawal and storage of the lot.
Section B of the DD Form 1222 will be completed, detailing the withdrawal and noting the date of the withdrawal request. Subsequently, the contractor may request release of the lot sample or withdrawal (returned to contractor).
The Contracting Officer is the authorizing official for either request.

E.1.5 Recovered Lot Sample Units
Recovered defective units from an accepted lot sample may be returned to the contractor for failure analysis, at the
Government's expense, via an authorized DD Form 1149. The Government will pay shipping costs only; the contractor is responsible for all failure analysis costs. Recovered defective units, as classified in Attachment 13 Standard Operating Procedure for Laboratory & Ocean Testing of Sonobuoys, SLCs and Associated Packaging and Attachment 14 Open Ocean Test Defect Criteria, from a rejected lot sample will be returned to the contractor for failure analysis, at the contractor's expense, via an authorized DD Form 1149. If requested by the contractor, two (2) or less recovered nondefective units from a lot sample may be returned to the contractor for a failure analysis comparison. The units will be returned, at the contractor's expense, via an authorized DD Form 1149. The contractor shall not use material, parts or components from recovered lot samples in production units.

E.1.6 Lot Rework and Resubmission
A lot which is rejected as a result of reliability inspection shall be reworked and resubmitted within 60 days after notice of lot rejection. The following conditions shall be met before the lot's resubmission sample is selected for reliability inspection:
(a) Failure Analysis for each defective unit shall be performed by the contractor and the cause or most probable cause for each defect shall be identified.
(b) Screening Sample. The local Government QAR will randomly select an 80-unit screening sample from the remainder of the lot, unless otherwise authorized by the Procuring Contracting Officer. The sample shall be inspected/tested for each defect cause or probable cause identified in failure analysis. The screening sample is not required if the contractor chooses to rework the lot for all defects.
(c) Rework Procedure. A rework procedure for each defect observed in both the reliability inspection and the screening sample shall be prepared. Rework procedures for all other defects found in the screening sample shall be determined in accordance with the contractor's Material Review Board (MRB) procedures.
(d) Rework. The lot shall be reworked conforming to the rework procedure. Units with defects shall be reworked or replaced in accordance with the procedure. The contractor shall build up the lot back to the lot size specified in the contract (including the lot sample).
(e) Resubmission. The procedure for lot submission shall be followed. New lot samples shall be identified with increasing submission numbers.
(1) Rejected Lots. If a lot is rejected on the third submission, the requirements for a possible resubmission shall be as required by the Contracting Officer. This may include the determination that part or all of the rejected lot's material as non-conforming; and, may require resubmission of the lot with new material. If only the SLC lot is rejected and the reported defects are air launch related, then the lot sample shall be resubmitted with sonobuoys or non-operational replicas (same air descent control system and external configuration). If the reported SLC defects are not air launch related then the lot sample may be resubmitted without sonobuoys.

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.
N00421-14-D-0025

(2) Withdrawal of Lot Sample (returned to contractor). A new sample shall be drawn along with a new DD Form 1222. The lot sample shall retain its submission number with a "W" added on when it is resubmitted to designate that it was previously withdrawn.
(3) Withdrawal of Lot Sample (held at test site). The DD Form 1222 shall be modified to indicate the resubmission. The lot sample shall retain its submission number with a "W" added on when it is resubmitted to designate that it was previously withdrawn.

E.1.7 Waiver of Rework or Resubmission
The contractor may request the Contracting Officer to consider a waiver of a rejected Lot for rework or resubmission if:
(a) the exact or probable cause for the defects are not found in the screening sample; or
(b) rework of the entire lot is not considered practical because of the nature of the defect(s)
found in the screening sample and effective corrective action is identified for future lots; or
(c) the impact of the defects on fleet use is minimal; or
(d) the rework is minor in nature and does not require testing.
This waiver is solely at U.S. Government discretion.
If the Government subsequently grants a waiver, the contractor is not required to replace the lot sample.

E.1.8 Reclaimed Material
The contractor may use material, parts, or components reclaimed from rejected lots but not recovered lot test samples, in accordance with procedures approved by the local Government QAR.

E.1.9 DD Form 250
Acceptance will be performed by the cognizant Contract Administrative Office via DD Form 250.

E.2 CDRLs ACCEPTANCE

Items 0005, 0007, 0010, 0105, 0107, 0109, 0205, 0207, 0209, 0305, 0307, 0309, 0405, 0407, and 0409
Inspection and acceptance of the technical, financial, and administrative data will be performed in accordance with Exhibit A – CDRLs, DD Form 1423.

E.3 PERFORMANCE VERIFICATION TESTS ACCEPTANCE

Item 0012
Inspection of the Performance Verification Tests will be performed in accordance with Section C, paragraph C.1.
Acceptance will be performed by AIR-4.5.14 via DD Form 250.

INSPECTION AND ACCEPTANCE TERMS

Supplies/services will be inspected/accepted at:

CLIN	INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
1	Origin	Government	Origin	Government
2	Origin	Government	Origin	Government

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.
N00421-14-D-0025

3	Origin	Government	Origin	Government
4	Origin	Government	Origin	Government
5	Destination	Government	Destination	Government
6	Origin	Government	Origin	Government
7	Destination	Government	Destination	Government
8	Origin	Government	Origin	Government
9	Origin	Government	Origin	Government
10	Destination	Government	Destination	Government
11	Origin	N/A	Origin	Government
101	Origin	Government	Origin	Government
102	Origin	Government	Origin	Government
103	Origin	Government	Origin	Government
104	Origin	Government	Origin	Government
105	Destination	Government	Destination	Government
106	Origin	Government	Origin	Government
107	Destination	Government	Destination	Government
108	Origin	Government	Origin	Government
109	Destination	Government	Destination	Government
201	Origin	Government	Origin	Government
202	Origin	Government	Origin	Government
203	Origin	Government	Origin	Government
204	N/A	N/A	N/A	Government
205	Destination	Government	Destination	Government
206	Origin	Government	Origin	Government
207	Destination	Government	Destination	Government
208	Origin	Government	Origin	Government
209	Destination	Government	Destination	Government
301	Origin	Government	Origin	Government
302	Origin	Government	Origin	Government
303	Origin	Government	Origin	Government
304	N/A	N/A	N/A	Government
305	Destination	Government	Destination	Government
306	Origin	Government	Origin	Government
307	Destination	Government	Destination	Government
308	Origin	Government	Origin	Government
309	Destination	Government	Destination	Government
401	Origin	Government	Origin	Government
402	Origin	Government	Origin	Government
403	Origin	Government	Origin	Government
404	Origin	Government	Origin	Government
405	Destination	Government	Destination	Government
406	Origin	Government	Origin	Government
407	Destination	Government	Destination	Government
408	Origin	Government	Origin	Government
409	Destination	Government	Destination	Government

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.
N00421-14-D-0025

CLAUSES INCORPORATED BY REFERENCE

52.246-16	Responsibility For Supplies	APR 1984

CLAUSES INCORPORATED BY FULL TEXT

52.246-11	HIGHER-LEVEL CONTRACT QUALITY REQUIREMENT (FEB 1999)
The Contractor shall comply with the higher-level quality standard selected below. [If more than one standard is listed, the offeror shall indicate its selection by checking the appropriate block.]

Title     Number     Date     Tailoring

Attachment 7 PSS Appendix D (e.g., ISO 9001)
Attachment 18 PSS Appendix D (e.g., AS 9100) AS9100 validity NLT 1 August 2015

CLAUSES INCORPORATED BY FULL TEXT

5252.209-9503	CONTRACTOR NOTIFICATION TO QUALITY ASSURANCE (NAVAIR) (MAY 2009)
(a) Due to the critical application of the material contracted for hereunder, a representative of NAWCAD, Quality Assurance Section (QAS) is available to furnish technical assistance on quality assurance matters and shall have the option of conducting quality assurance surveillance for the first lot of material produced under this contract (and subsequent lots if necessary). This QAS surveillance requirement will be performed in conjunction with the Quality Assurance Representative (QAR) of the cognizant Defense Contract Management Agency (DCMA) and does not abrogate the authority of the DCMA QAR.

CLAUSES INCORPORATED BY FULL TEXT

5252.246-9512	INSPECTION AND ACCEPTANCE (NAVAIR) (OCT 2005)
(a) Inspection and acceptance of the supplies or services to be furnished hereunder shall be performed by a representative of the cognizant Contract Administration Office at the contractor’s or subcontractor’s plant

(b) Acceptance of all Contract Line Items/Sub Line Items (CLINs/SLINs) shall be made by signature of the accepting authority on a DD 250 submitted through the WAWF system. Acceptance will only occur when the accepting authority is sure that inspections performed demonstrate compliance with contract requirements.

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.
N00421-14-D-0025

CLAUSES INCORPORATED BY FULL TEXT

5252.246-9514	INSPECTION AND ACCEPTANCE OF TECHNICAL DATA AND INFORMATION (NAVAIR) (FEB 1995)
Inspection and acceptance of technical data and information will be performed by the Procuring Contracting Officer (PCO) or his duly authorized representative. Inspection of technical data and information will be performed by ensuring successful completion of the requirements set forth in the DD Form 1423, Contract Data Requirements List (CDRL) and incorporation/resolution of Government review comments on the data items. Acceptance will be evidenced by execution of an unconditional DD Form 250, Material Inspection and Receiving Report, as appropriate, and/or upon receipt of a second endorsement acceptance by the PCO on the attachment to this contract entitled Exhibit A. The attached form will not be used for high cost data such as drawings, specifications, and technical manuals.

CLAUSES INCORPORATED BY FULL TEXT

5252.246-9517	CONSTRUCTIVE ACCEPTANCE PERIOD (NAVAIR) (MAR 1999)
For the purpose of FAR Clause 52.232-25, “Prompt Payment”, paragraph (a)(5)(i), Government acceptance shall be deemed to have occurred constructively on the 46th day after the contractor delivered the supplies or performed the services.

CLAUSES INCORPORATED BY FULL TEXT

5252.246-9528	INSPECTION AND ACCEPTANCE (SPECIAL CONDITIONS) (NAVAIR) (OCT 2005)
(a) Initial inspection of the supplies to be furnished hereunder shall be made by local QAR at the contractor’s or subcontractor’s plant located at TBD at time of award. Final inspection and acceptance shall be made by local QAR within 45 days after Lot Sample has been selected by the local QAR.
(b) Initial inspection shall consist of quality assurance at point of manufacture and/or assembly and check/test prior to shipment. Final inspection and acceptance will be made by the Receiving Activity after installation/check out testing of the supplies.

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.
N00421-14-D-0025

Section F - Deliveries or Performance

DELIVERIES OR PERFORMANCE
Items 0001, 0002, 0003, 0004, 0006, 0008, 0011, 0101, 0102, 0103, 0104, 0106, 0108, 0201, 0202, 0203, 0206, 0208, 0301, 0302, 0303, 0306, 0308, 0401, 0402, 0403, 0404, 0406, and 0408
F.1 PLACE OF DELIVERY
The contractor shall deliver the production units from each accepted lot to the location(s) listed below, or any other location(s) as may be required by the contracting office. The Technical Point of Contact (TPOC) will provide instructions as to the location the contractor is to ship an accepted lot (the remaining units after test), in the email containing the Final Acceptance Test Report (FATR) issued by NAWCAD Crane. The shipping documents shall indicate a Required Delivery Date (RDD) no later than 14 days after shipment is picked up by the carrier for locations within continental United States (CONUS). For shipments to locations outside continental United States (OCONUS), the shipping documents shall indicate an RDD to the point of embarkation no later than 14 days after shipment is picked up by the carrier. The contractor shall pack and submit for final inspection and acceptance sonobuoys from a passed lot within fifteen (15) working days of receipt of the final acceptance test report from NAWCAD Crane. The procedure for an accepted lot should be as follows:

1. The Government will send the FATR with shipping instructions to the contractor. (Note: The FATR is the normal method of notification for lot acceptance; however, the procedure outlined below (2 and 3) shall also be followed if the Government uses an alternate method of notification to signify lot acceptance (i.e., notification letter, e-mail, or an approved Waiver request).

2. The contractor shall submit a WAWF form referenced in DFARS Clause 252.232-7006 to DCMA (or authorized Government representative) for signature thus starting the process to ship the lot via Government Bill of Lading (GBL).

3. NAWCAD, Crane will provide DD Form 1348-1A (Issue Release / Receipt Document) and the Navy Ammunition Transaction Report to the contractor. These two items shall be attached to the signed DD Form 250 and shall accompany the lot being shipped.

Production CLIN Material Mailing Address
UIC:  N00421
NAWCAD Crane
14051 SGM Gene Shaw Technology Drive, Suite A
Crane, IN 47522

ATTN: Charles Kimble

*******************************************
UIC:  W62G2T

Commanding Officer
Distribution Depot San Joaquin
25600 South Chrisman Road
Warehouse #28
Tracy, CA 95376-5000

ATTN:  James Luke (209) 839-5134

*******************************************
UIC:  N00189

Commanding Officer
Transportation Office

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.
N00421-14-D-0025

Defense Distribution Depot Norfolk
1968 Gilbert Street Building X136
Norfolk, VA 23512-0001

ATTN:  Leland White (757) 444-7799

********************************************
UIC: N68836

Commanding Officer
Naval Air Station Jacksonville
Yorktown Avenue, BLDG 111, Door 24
Jacksonville, FL 32212-5000

ATTN: Christopher Scott (904) 542-5261

********************************************
UIC:  N61168

Commander
NAVAIR Warfare Center Aircraft Division
22347 Cedar Pt. Rd., BLDG 2185, Unit 6
Patuxent River, MD 20670-1161
ATTN: Dave Seevers/Tommy Farr (301) 342-2079/5737

************** **********************************
UIC: R35705

Tactical Support Center North Island
Patrol Reconnaissance Force PAC DET
BLDG 797 2nd Deck
San Diego, CA 92135-7136

ATTN: AO1 Puryear (619) 767-7218

**********************************
UIC: N61048

Commanding Officer
NMC DET Whidbey Island
Bldg 423
3625 North Intrepid Rd
Oak Harbor, WA 98278-5000

ATTN: Bill Carpenter (360) 257-3941

***************************************************
UIC: N66001

SPAWAR Systems Center Pacific
4297 Pacific Highway, Bldg 7
San Diego, CA 92110-5000

ATTN: Scott Granzow, Code 56420 (619) 553-3443

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.
N00421-14-D-0025

For the MK 84 SUS
UIC: W53XMD

W39Z Crane Army Ammo Activity
Receiving
Bldg 2074 300 Hwy 361
Crane, IN 47522-5099

ATTN: Bob Mermoud (812) 854-4395

F.2 RELIABILITY/INSPECTION TEST SAMPLES
The contractor shall submit production lots for selection of a test sample to the cognizant Government inspector at the site of complete assembly.

F.2.1 Place of Delivery for Reliability Inspection Samples
The contractor shall ship the Reliability Inspection Samples to the following address:

SPAWAR Systems Center Pacific
Attn: Scott Granzow, Code 56420
4297 Pacific Highway, Bldg 7
San Diego, CA 92110-5000

NOTE: If the Government chooses an alternate test site, the above shipping address may not apply. In such cases, the Government will provide an alternate shipping address to the contractor.

F.2.2 Notice of Shipment to Cognizant Contract Administration Office
Whenever a shipment is made under this contract (regardless of whether the shipment is transported under a commercial or Government bill of lading (GBL)), the contractor shall notify the cognizant field contract administration office by the most expedient means. The notification shall include the following information: date of shipment; contract number; item number and quantity shipped; and name of carrier accepting shipment from the contractor. The contractor shall confirm all notifications made by telephone, in writing.

F.3 MATERIAL SAFETY DATA SHEETS
The contractor shall provide Material Safety Data Sheets, OSHA form 174 or equivalent form containing identical data items communicating to users the chemical, physical, and hazardous properties of their product. Material Safety Data Sheets are not required for all products used in the manufacture of the final product. Material Safety Data Sheets are required for any item contained in the final product which require special disposal or handling during operational use or de-mil operations. This form shall comply with the OSHA Hazard Communication Standard, Title 29 CFR 1910.1200. In addition to the instructions IAW NAVAIR Clause 5252.223-9501, the contractor shall deliver the MSDS concurrent with CDRL A001 deliverable to the following addresses: Tim.Perry@navy.mil/Charles.kimble@navy.mil. An alternate method is to mail one (1) copy of the MSDS to the following address:

If via US Postal Service:
NAWCAD 4.5.14.3
PO BOX 68
Crane, IN 47522-0068

If other than US Postal Service:
NAWCAD 4.5.14
14051 SGM Gene Shaw Technology Drive, Suite A
Crane, IN 47522

F.4 REQUIRED DELIVERY INFORMATION

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.
N00421-14-D-0025

The Government will establish a delivery schedule in the delivery order based on the following:

- The first production lot shall be delivered no later than 365 days after award.
- The last production lot shall be delivered no later than 730 days after award.

Items 0005, 0007, 0010, 0105, 0107, 0109, 0205, 0207, 0209, 0305, 0307, 0309, 0405, 0407 and 0409
The technical, financial, and administrative data shall be delivered in accordance with Exhibit A – CDRLs, DD Form 1423.

Item 0010
F.5 TIME OF DELIVERY FOR PERFORMANCE VERIFICATION PROGRAM

Required Delivery Guidelines

Buoy/Device	TEST DESCRIPTION	SUCCESSFUL COMPLETION WITHIN DAYS AFTER DATE OF DELIVERY ORDER AWARD
Q-36B, 125
	Environ/Lab	150
	Ocean Air Drop	180

MK 84 SUS
	Ocean Air Drop	180

Note 1: 730 days ADC means After Date of Delivery Order.

Note 2: Ship to address and UIC are addressed in Section F, paragraph F.1

*Notes 1 and 2 above pertain to the following Delivery Information Chart:

DELIVERY INFORMATION

CLIN	DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

1	17-JUL-2016	[____]	NAWCAD CRANE CHARLES KIMBLE 14051 SGM GENE SHAW TECH DRIVE SUITE A CRANE IN 47522 812-863-7075 FOB: Origin	N00421

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.
N00421-14-D-0025

2	17-JUL-2016	[____]	(SAME AS PREVIOUS LOCATION) FOB: Origin	N00421

3	17-JUL-2016	[____]	(SAME AS PREVIOUS LOCATION) FOB: Origin	N00421

4	17-JUL-2016	[____]	(SAME AS PREVIOUS LOCATION) FOB: Origin	N00421

5	N/A	[____]	N/A	N/A

6	17-JUL-2016	[____]	NAWCAD CRANE CHARLES KIMBLE 14051 SGM GENE SHAW TECH DRIVE SUITE A CRANE IN 47522 812-863-7075 FOB: Origin	N00421

7	N/A	[____]	N/A	N/A

8	17-JUL-2016	[____]	NAWCAD CRANE CHARLES KIMBLE 14051 SGM GENE SHAW TECH DRIVE SUITE A CRANE IN 47522 812-863-7075 FOB: Origin	N00421

9	17-JAN-2015	[____]	(SAME AS PREVIOUS LOCATION) FOB: Origin	N00421

10	N/A	[____]	N/A	N/A

11	17-JAN-2015	[____]	NAWCAD CRANE CHARLES KIMBLE 14051 WESTGATE COURT SUITE A CRANE IN 47522 812-863-7075 FOB: Origin	N00421

101	30-OCT-2016	[____]	NAWCAD CRANE CHARLES KIMBLE 14051 SGM GENE SHAW TECH DRIVE SUITE A CRANE IN 47522 812-863-7075 FOB: Origin	N00421

102	30-OCT-2016	[____]	(SAME AS PREVIOUS LOCATION) FOB: Origin	N00421

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.
N00421-14-D-0025

103	30-OCT-2016	[____]	(SAME AS PREVIOUS LOCATION) FOB: Origin	N00421

104	30-OCT-2016	[____]	(SAME AS PREVIOUS LOCATION) FOB: Origin	N00421

105	N/A	[____]	N/A	N/A

106	30-OCT-2016	[____]	NAWCAD CRANE CHARLES KIMBLE 14051 SGM GENE SHAW TECH DRIVE SUITE A CRANE IN 47522 812-863-7075 FOB: Origin	N00421

107	N/A	[____]	N/A	N/A

108	30-OCT-2016	[____]	NAWCAD CRANE CHARLES KIMBLE 14051 SGM GENE SHAW TECH DRIVE SUITE A CRANE IN 47522 812-863-7075 FOB: Origin	N00421

109	N/A	[____]	N/A	N/A

201	30-OCT-2017	[____]	NAWCAD CRANE CHARLES KIMBLE 14051 SGM GENE SHAW TECH DRIVE SUITE A CRANE IN 47522 812-863-7075 FOB: Origin	N00421

202	30-OCT-2017	[____]	(SAME AS PREVIOUS LOCATION) FOB: Origin	N00421

203	30-OCT-2017	[____]	(SAME AS PREVIOUS LOCATION) FOB: Origin	N00421

204	N/A	[____]	N/A	N/A

205	N/A	[____]	N/A	N/A

206	30-OCT-2017	[____]	NAWCAD CRANE CHARLES KIMBLE 14051 SGM GENE SHAW TECH DRIVE SUITE A CRANE IN 47522 812-863-7075 FOB: Origin	N00421

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.
N00421-14-D-0025

207	N/A	[____]	N/A	N/A

208	30-OCT-2017	[____]	NAWCAD CRANE CHARLES KIMBLE 14051 SGM GENE SHAW TECH DRIVE SUITE A CRANE IN 47522 812-863-7075 FOB: Origin	N00421

209	N/A	[____]	N/A	N/A

301	30-OCT-2018	[____]	NAWCAD CRANE CHARLES KIMBLE 14051 SGM GENE SHAW TECH DRIVE SUITE A CRANE IN 47522 812-863-7075 FOB: Origin	N00421

302	30-OCT-2018	[____]	(SAME AS PREVIOUS LOCATION) FOB: Origin	N00421

303	30-OCT-2018	[____]	(SAME AS PREVIOUS LOCATION) FOB: Origin	N00421

304	N/A	[____]	N/A	N/A

305	N/A	[____]	N/A	N/A

306	30-OCT-2018	[____]	NAWCAD CRANE CHARLES KIMBLE 14051 SGM GENE SHAW TECH DRIVE SUITE A CRANE IN 47522 812-863-7075 FOB: Origin	N00421

307	N/A	[____]	N/A	N/A

308	30-OCT-2018	[____]	NAWCAD CRANE CHARLES KIMBLE 14051 SGM GENE SHAW TECH DRIVE SUITE A CRANE IN 47522 812-863-7075 FOB: Origin	N00421

309	N/A	[____]	N/A	N/A

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.
N00421-14-D-0025

401	30-OCT-2019	[____]	NAWCAD CRANE CHARLES KIMBLE 14051 SGM GENE SHAW TECH DRIVE SUITE A CRANE IN 47522 812-863-7075 FOB: Origin	N00421

402	30-OCT-2019	[____]	(SAME AS PREVIOUS LOCATION) FOB: Origin	N00421

403	30-OCT-2019	[____]	(SAME AS PREVIOUS LOCATION) FOB: Origin	N00421

404	30-OCT-2019	[____]	(SAME AS PREVIOUS LOCATION) FOB: Origin	N00421

405	N/A	[____]	N/A	N/A

406	30-OCT-2019	[____]	NAWCAD CRANE CHARLES KIMBLE 14051 SGM GENE SHAW TECH DRIVE SUITE A CRANE IN 47522 812-863-7075 FOB: Origin	N00421

407	N/A	[____]	N/A	N/A

408	30-OCT-2019	[____]	NAWCAD CRANE CHARLES KIMBLE 14051 SGM GENE SHAW TECH DRIVE SUITE A CRANE IN 47522 812-863-7075 FOB: Origin	N00421

409	N/A	[____]	N/A	N/A

CLAUSES INCORPORATED BY REFERENCE

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.
N00421-14-D-0025

52.242-15	Stop-Work Order	AUG 1989
52.242-17	Government Delay Of Work	APR 1984
52.247-29	F.O.B. Origin	FEB 2006
52.247-34	F.O.B. Destination	NOV 1991
52.247-55	F.O.B. Point For Delivery Of Government-Furnished Property	JUN 2003
252.246-7000	Material Inspection And Receiving Report	MAR 2008
252.247-7023	Transportation of Supplies by Sea	MAY 2002
252.247-7024	Notification Of Transportation Of Supplies By Sea	MAR 2000
252.247-7028	Application for U.S. Government Shipping Documentation/Instructions	JUN 2012

CLAUSES INCORPORATED BY FULL TEXT

252.211-7003	ITEM IDENTIFICATION AND VALUATION (JUN 2011)
(a) Definitions. As used in this clause--
“Automatic identification device” means a device, such as a reader or interrogator, used to retrieve data encoded on machine-readable media.
“Concatenated unique item identifier” means--
(1) For items that are serialized within the enterprise identifier, the linking together of the unique identifier data elements in order of the issuing agency code, enterprise identifier, and unique serial number within the enterprise identifier; or
(2) For items that are serialized within the original part, lot, or batch number, the linking together of the unique identifier data elements in order of the issuing agency code; enterprise identifier; original part, lot, or batch number; and serial number within the original part, lot, or batch number.
“Data qualifier” means a specified character (or string of characters) that immediately precedes a data field that defines the general category or intended use of the data that follows.
“DoD recognized unique identification equivalent” means a unique identification method that is in commercial use and has been recognized by DoD. All DoD recognized unique identification equivalents are listed at IUID Equivalents.
“DoD unique item identification” means a system of marking items delivered to DoD with unique item identifiers that have machine-readable data elements to distinguish an item from all other like and unlike items. For items that are serialized within the enterprise identifier, the unique item identifier shall include the data elements of the enterprise identifier and a unique serial number. For items that are serialized within the part, lot, or batch number within the enterprise identifier, the unique item identifier shall include the data elements of the enterprise identifier; the original part, lot, or batch number; and the serial number.
“Enterprise” means the entity (e.g., a manufacturer or vendor) responsible for assigning unique item identifiers to items.
“Enterprise identifier” means a code that is uniquely assigned to an enterprise by an issuing agency.
“Government’s unit acquisition cost” means--
(1) For fixed-price type line, subline, or exhibit line items, the unit price identified in the contract at the time of delivery;
(2) For cost-type or undefinitized line, subline, or exhibit line items, the Contractor’s estimated fully burdened unit cost to the Government at the time of delivery; and
(3) For items produced under a time-and-materials contract, the Contractor’s estimated fully burdened unit cost to the Government at the time of delivery.
“Issuing agency” means an organization responsible for assigning a globally unique identifier to an enterprise (e.g., Dun & Bradstreet's Data Universal Numbering System (DUNS) Number, GS1 Company Prefix, Allied Committee 135 NATO Commercial and Government Entity (NCAGE)/Commercial and Government Entity (CAGE) Code, or the Coded Representation of the North American Telecommunications Industry Manufacturers, Suppliers, and

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.
N00421-14-D-0025

Related Service Companies (ATIS-0322000) Number), European Health Industry Business Communication Council (EHIBCC) and Health Industry Business Communication Council (HIBCC)), as indicated in the Register of Issuing Agency Codes for ISO/IEC 15459, located at http://www.nen.nl/web/Normen-ontwikkelen/ISOIEC-15459-Issuing-Agency-Codes.htm .
“Issuing agency code” means a code that designates the registration (or controlling) authority for the enterprise identifier.
“Item” means a single hardware article or a single unit formed by a grouping of subassemblies, components, or constituent parts.
“Lot or batch number” means an identifying number assigned by the enterprise to a designated group of items, usually referred to as either a lot or a batch, all of which were manufactured under identical conditions.
“Machine-readable” means an automatic identification technology media, such as bar codes, contact memory buttons, radio frequency identification, or optical memory cards.
“Original part number” means a combination of numbers or letters assigned by the enterprise at item creation to a class of items with the same form, fit, function, and interface.
“Parent item” means the item assembly, intermediate component, or subassembly that has an embedded item with a unique item identifier or DoD recognized unique identification equivalent.
“Serial number within the enterprise identifier” means a combination of numbers, letters, or symbols assigned by the enterprise to an item that provides for the differentiation of that item from any other like and unlike item and is never used again within the enterprise.
“Serial number within the part, lot, or batch number” means a combination of numbers or letters assigned by the enterprise to an item that provides for the differentiation of that item from any other like item within a part, lot, or batch number assignment.
“Serialization within the enterprise identifier” means each item produced is assigned a serial number that is unique among all the tangible items produced by the enterprise and is never used again. The enterprise is responsible for ensuring unique serialization within the enterprise identifier.
“Serialization within the part, lot, or batch number” means each item of a particular part, lot, or batch number is assigned a unique serial number within that part, lot, or batch number assignment. The enterprise is responsible for ensuring unique serialization within the part, lot, or batch number within the enterprise identifier.
“Unique item identifier” means a set of data elements marked on items that is globally unique and unambiguous. The term includes a concatenated unique item identifier or a DoD recognized unique identification equivalent.
“Unique item identifier type” means a designator to indicate which method of uniquely identifying a part has been used. The current list of accepted unique item identifier types is maintained at UII Types .
(b) The Contractor shall deliver all items under a contract line, subline, or exhibit line item.
(c) Unique item identifier.
(1) The Contractor shall provide a unique item identifier for the following:
(i) All delivered items for which the Government's unit acquisition cost is $5,000 or more.
(ii) The following items for which the Government's unit acquisition cost is less than $5,000:

Contract line, subline, or exhibit line item No	Item description

(iii) Subassemblies, components, and parts embedded within delivered items as specified in Attachment Number ----.
(2) The unique item identifier and the component data elements of the DoD unique item identification shall not change over the life of the item.
(3) Data syntax and semantics of unique item identifiers. The Contractor shall ensure that--
(i) The encoded data elements (except issuing agency code) of the unique item identifier are marked on the item using one of the following three types of data qualifiers, as determined by the Contractor:
(A) Application Identifiers (AIs) (Format Indicator 05 of ISO/IEC International Standard 15434), in accordance with ISO/IEC International Standard 15418, Information Technology--EAN/UCC Application Identifiers and Fact Data Identifiers and Maintenance and ANSI MH 10.8.2 Data Identifier and Application Identifier Standard.

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.
N00421-14-D-0025

(B) Data Identifiers (DIs) (Format Indicator 06 of ISO/IEC International Standard 15434), in accordance with ISO/IEC International Standard 15418, Information Technology--EAN/UCC Application Identifiers and Fact Data Identifiers and Maintenance and ANSI MH 10.8.2 Data Identifier and Application Identifier Standard.
(C) Text Element Identifiers (TEIs) (Format Indicator 12 of ISO/IEC International Standard 15434), in accordance with the Air Transport Association Common Support Data Dictionary; and
(ii) The encoded data elements of the unique item identifier conform to the transfer structure, syntax, and coding of messages and data formats specified for Format Indicators 05, 06, and 12 in ISO/IEC International Standard 15434, Information Technology--Transfer Syntax for High Capacity Automatic Data Capture Media.
(4) Unique item identifier.
(i) The Contractor shall--
(A) Determine whether to--
(1) Serialize within the enterprise identifier;
(2) Serialize within the part, lot, or batch number; or
(3) Use a DoD recognized unique identification equivalent; and
(B) Place the data elements of the unique item identifier (enterprise identifier; serial number; DoD recognized unique identification equivalent; and for serialization within the part, lot, or batch number only: original part, lot, or batch number) on items requiring marking by paragraph (c)(1) of this clause, based on the criteria provided in the version of MIL-STD-130, Identification Marking of U.S. Military Property, cited in the contract Schedule.
(ii) The issuing agency code--
(A) Shall not be placed on the item; and
(B) Shall be derived from the data qualifier for the enterprise identifier.
(d) For each item that requires unique item identification under paragraph (c)(1)(i) or (ii) of this clause, in addition to the information provided as part of the Material Inspection and Receiving Report specified elsewhere in this contract, the Contractor shall report at the time of delivery, either as part of, or associated with, the Material Inspection and Receiving Report, the following information:
(1) Unique item identifier.
(2) Unique item identifier type.
(3) Issuing agency code (if concatenated unique item identifier is used).
(4) Enterprise identifier (if concatenated unique item identifier is used).
(5) Original part number (if there is serialization within the original part number).
(6) Lot or batch number (if there is serialization within the lot or batch number).
(7) Current part number (optional and only if not the same as the original part number).
(8) Current part number effective date (optional and only if current part number is used).
(9) Serial number (if concatenated unique item identifier is used).
(10) Government's unit acquisition cost.
(11) Unit of measure.
(e) For embedded subassemblies, components, and parts that require DoD unique item identification under paragraph (c)(1)(iii) of this clause, the Contractor shall report as part of, or associated with, the Material Inspection and Receiving Report specified elsewhere in this contract, the following information:
(1) Unique item identifier of the parent item under paragraph (c)(1) of this clause that contains the embedded subassembly, component, or part.
(2) Unique item identifier of the embedded subassembly, component, or part.
(3) Unique item identifier type.**
(4) Issuing agency code (if concatenated unique item identifier is used).**
(5) Enterprise identifier (if concatenated unique item identifier is used).**
(6) Original part number (if there is serialization within the original part number).**
(7) Lot or batch number (if there is serialization within the lot or batch number).**
(8) Current part number (optional and only if not the same as the original part number).**
(9) Current part number effective date (optional and only if current part number is used).**
(10) Serial number (if concatenated unique item identifier is used).**
(11) Description.
** Once per item.

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.
N00421-14-D-0025

(f) The Contractor shall submit the information required by paragraphs (d) and (e) of this clause in accordance with the data submission procedures at Data Submission Info .
(g) Subcontracts. If the Contractor acquires by subcontract, any item(s) for which unique item identification is required in accordance with paragraph (c)(1) of this clause, the Contractor shall include this clause, including this paragraph (g), in the applicable subcontract(s).

5252.216-9506	MINIMUM AND MAXIMUM QUANTITIES (NAVAIR) (MAR 1999)
As referred to in paragraph (b) of FAR 52.216-22 " Indefinite Quantity" of this contract, the contract minimum quantity is 1,500; the maximum quantity is 776,000.

5252.247-9505	TECHNICAL DATA AND INFORMATION (NAVAIR) (FEB 1995)
Technical Data and Information shall be delivered in accordance with the requirements of the Contract Data Requirements List, DD Form 1423, Exhibit A, attached hereto, and the following:
(a) The contractor shall concurrently deliver technical data and information per DD Form 1423, Blocks 12 and 13 (date of first/subsequent submission) to all activities listed in Block 14 of the DD Form 1423 (distribution and addresses) for each item. Complete addresses for the abbreviations in Block 14 are shown in paragraph (g) below. Additionally, the technical data shall be delivered to the following cognizant codes, who are listed in Block 6 of the DD Form 1423.
(1) PCO, Code AIR-2.5.1.13
(2) ACO, Code TBD
(b) Partial delivery of data is not acceptable unless specifically authorized on the DD Form 1423, or unless approved in writing by the PCO.
(c) The Government review period provided on the DD Form 1423 for each item commences upon receipt of all required data by the technical activity designated in Block 6.
(d) A copy of all other correspondence addressed to the Contracting Officer relating to data item requirements (i.e., status of delivery) shall also be provided to the codes reflected above and the technical activity responsible for the data item per Block 6, if not one of the activities listed above.
(e) The PCO reserves the right to issue unilateral modifications to change the destination codes and addresses for all technical data and information at no additional cost to the Government.
(f) Unless otherwise specified in writing, rejected data items shall be resubmitted within thirty (30) days after receipt of notice of rejection.
(g) DD Form 1423, Block 14 Mailing Addresses: IAW Attachment 16 CDRL Distribution List

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.
N00421-14-D-0025

Section G - Contract Administration Data

CLAUSES INCORPORATED BY REFERENCE

252.204-0007	Contract-wide: Sequential ACRN Order	SEP 2009
252.204-7002	Payment For Subline Items Not Separately Priced	DEC 1991
252.204-7006	Billing Instructions	OCT 2005
252.232-7003	Electronic Submission of Payment Requests and Receiving Reports	JUN 2012
252.232-7010	Levies on Contract Payments	DEC 2006
5252.242-9511	CONTRACT ADMINISTRATION DATA	MAR 2008

CLAUSES INCORPORATED BY FULL TEXT

252.232-7006	WIDE AREA WORKFLOW PAYMENT INSTRUCTIONS (JUN 2012)
(a) Definitions. as used in this clause--
"Department of Defense Activity Address Code (DoDAAC)" is a six position code that uniquely identifies a unit, activity, or organization.
"Document type" means the type of payment request or receiving report available for creation in Wide Area WorkFlow (WAWF).
"Local processing office (LPO)" is the office responsible for payment certification when payment certification is done external to the entitlement system.
(b) Electronic invoicing. The WAWF system is the method to electronically process vendor payment requests and receiving reports, as authorized by DFARS 252.232-7003, Electronic Submission of Payment Requests and Receiving Reports.
(c) WAWF access. To access WAWF, the Contractor shall--
(1) Have a designated electronic business point of contact in the Central Contractor Registration at https://www.acquisition.gov; and
(2) Be registered to use WAWF at https://wawf.eb.mil/ following the step-by-step procedures for self-registration available at this Web site.
(d) WAWF training. The Contractor should follow the training instructions of the WAWF Web-Based Training Course and use the Practice Training Site before submitting payment requests through WAWF. Both can be accessed by selecting the "Web Based Training" link on the WAWF home page at https://wawf.eb.mil/.
(e) WAWF methods of document submission. Document submissions may be via Web entry, Electronic Data Interchange, or File Transfer Protocol.
(f) WAWF payment instructions. The Contractor must use the following information when submitting payment requests and receiving reports in WAWF for this contract/order:
(1) Document type. The Contractor shall use the following document type(s).
Invoice and Receiving Report (Combo.)
(2) Inspection/acceptance location. The Contractor shall select the following inspection/acceptance location(s) in WAWF, as specified by the contracting officer.
See Schedule
(3) Document routing. The Contractor shall use the information in the Routing Data Table below only to fill in applicable fields in WAWF when creating payment requests and receiving reports in the system.

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.
N00421-14-D-0025

Routing Data Table*
Field Name in WAWF             Data to be entered in WAWF
Pay Official DoDAAC:              See Schedule
Issue By DoDAAC:             See Schedule
Admin DoDAAC:              See Schedule
Inspect By DoDAAC:              See Schedule
Ship To Code:                  See Schedule
Ship From Code:              See Schedule
Mark For Code:              See Schedule
Service Approver (DoDAAC):          Not Applicable
Service Acceptor (DoDAAC):          Not Applicable
Accept at Other DoDAAC:          Not Applicable
LPO DoDAAC:              Not Applicable
DCAA Auditor DoDAAC:          TBD at time of award
Other DoDAAC(s):              Not Applicable
(4) Payment request and supporting documentation. The Contractor shall ensure a payment request includes appropriate contract line item and subline item descriptions of the work performed or supplies delivered, unit price/cost per unit, fee (if applicable), and all relevant back-up documentation, as defined in DFARS Appendix F, (e.g. timesheets) in support of each payment request.
(5) WAWF email notifications. The Contractor shall enter the email address identified below in the "Send Additional Email Notifications" field of WAWF once a document is submitted in the system.
Not Applicable
(g) WAWF point of contact. (1) The Contractor may obtain clarification regarding invoicing in WAWF from the following contracting activity's WAWF point of contact.
Not Applicable
(2) For technical WAWF help, contact the WAWF helpdesk at 866-618-5988.

CLAUSES INCORPORATED BY FULL TEXT

5252.201-9500	TECHNICAL POINT OF CONTACT (TPOC)(NAVAIR)(SEP 2012)
(a) The Technical Point of Contact (TPOC) for this contract is: Tim Perry, Code 4.5.14.3, One Martin County, 14051 Westgate Court, Crane IN 47522 (812) 863-7070
(b) This individual is not a Contracting Officer nor a Contracting Officer's Representative (COR)/Task Order COR (TOCOR) and has no authority to make changes, verbally or otherwise, to the existing contract or order. Further, no authority has been delegated to this individual by the Procuring Contracting Officer (PCO).
(c) The contractor may use this technical POC for technical questions related to the existing contract or order. Also, as a representative of the requiring activity, the TPOC may perform or assist in such areas as: base access forms, security related issues, IT access requirements, Contractor Performance Assessment Reporting System (CPARS), clarification of technical requirements, and statement of work inquires.
(d) The contractor shall immediately notify the Procuring Contracting Officer in writing if the contractor interprets any action by the TPOC to be a change to the existing contract.

CLAUSES INCORPORATED BY FULL TEXT

5252.204-9503	EXPEDITING CONTRACT CLOSEOUT (NAVAIR) (JAN 2007)

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.
N00421-14-D-0025

(a) As part of the negotiated fixed price or total estimated amount of this contract, both the Government and the Contractor have agreed to waive any entitlement that otherwise might accrue to either party in any residual dollar amount of $1,000 or less at the time of final contract closeout. The term "residual dollar amount" shall include all money that would otherwise be owed to either party at the end of the contract, except that, amounts connected in any way with taxation, allegations of fraud and/or antitrust violations shall be excluded. For purposes of determining residual dollar amounts, offsets of money owed by one party against money that would otherwise be paid by that party might be considered to the extent permitted by law.
(b) This agreement to waive entitlement to residual dollar amounts has been considered by both parties. It is agreed that the administrative costs for either party associated with collecting such small dollar amounts could exceed the amount to be recovered.

5252.232-9511	NOTICE OF REQUIREMENTS FOR PROMPT PAYMENT (NAVAIR) (MAR 2006)
The Government anticipates that this contract will be distributed to Defense Finance and Accounting Service (DFAS) by the DOD Electronic Document Access (EDA) system. DFAS is responsible for payment of contractor invoices.
(a) In accordance with FAR Clause 52.232-33 "Payment By Electronic Funds Transfer--Central Contractor Registration", the contractor is responsible for providing updated information to the Central Contractor Register (CCR) database. Additionally, the contractor is responsible for maintaining its active status in the CCR database.
(b) If the DUNS, CAGE code, TIN or address set forth in the contract do not match the information in the CCR, then DFAS will return invoices without payment. Therefore, it is imperative that the contractor ensure the DUNS, CAGE code, TIN and contractor address on the contract are accurate and in compliance with the CCR database. Additionally, any changes/updates made to the CCR database should be communicated to the Contracting Officer for the purpose of modifying the contract to reflect the new data.

5252.232-9522	TRANSPORTATION ACCOUNT CODES (NAVAIR) (OCT 2005)
(a) The contractor is responsible for placing the Government assigned Transportation Account Code (TAC) on shipping documentation to enable payment of transportation bills by the U.S. Government under contracts with F.O.B. origin terms.
(b) The applicable TAC for this contract is as follows: NVKB.
(c) For shipments that will require use of military airlift, complete an Advance Transportation Control and Movement Document (ATCMD, DD Form 1384) and provide it to the cognizant Air Clearance Authority. Include the contract number and applicable TAC on the ATCMD. Also, ensure the ATCMD contains information for special requirements such as:
(1) shipments to be accompanied by couriers or monitors;
(2) shipments requiring special handling such as environmental control, hand-to-hand receipt, hazardous/dangerous cargo, short shelf life material, sensitive shipments and classified cargo;
(3) shipments requiring expediting action or those that must move on a specific flight.
(d) The cognizant DCMA office may be contacted for additional information or assistance on preparation of shipping documents or other transportation concerns.

5252.242-9513	FUNDING TO BE PROVIDED ON TASK ORDERS (NAVAIR) (OCT 2005)
All funding for this contract will be provided on the individual task orders. Task order 0001 issued concurrent to award of this contract meets the Government’s minimum requirement.

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.
N00421-14-D-0025

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.
N00421-14-D-0025

Section H - Special Contract Requirements

SPECIAL CONTRACT REQUIREMENTS
H.1 Performance Verification Testing
(a) The contractor shall complete performance verification testing as specified in Section F, paragraph F.5. The characteristics that the performance verification must meet and the testing requirements are specified elsewhere in this contract (e.g., Section C, paragraph C.1 and Attachments 1-3).
(b) If a performance verification test is not completed within the timeframe set forth in Section F, paragraph F.5, the Government reserves the right to require an equitable adjustment of the contract price for any extension of the delivery schedule or for any additional costs to the Government related to these tests. In addition, the contractor shall be deemed to have failed to make delivery within the meaning of the Default clause of this contract.
(c) Before performance verification approval, the acquisition of materials or components for, or the commencement of production of, the contract quantity is at the sole risk of the contractor. Before performance verification approval, the costs thereof shall not be allocable to this contract for
(1) progress payments, or
(2) termination settlements if the contract is terminated for the convenience of the Government.
(d) The Government may waive the requirement for performance verification test where supplies identical or similar to those called for in the schedule have been previously furnished by the offeror/contractor and have been accepted by the Government.

H.2 Intent To Furnish Precious Metals As Government-Furnished Material

(a) The Government intends to furnish precious metals required in the manufacture of items to be delivered under the contract if the Contracting Officer determines it to be in the Government's best interest. The use of Government-furnished silver is mandatory when the quantity is one hundred troy ounces or more. The precious metal(s) will be furnished pursuant to the Government Furnished Property clause of this contract.

(b) The Offeror shall cite the type (silver, gold, platinum, palladium, iridium, rhodium, and ruthenium) and quantity in whole troy ounces of precious metals required in the performance of this contract (including precious metals required for any first article or production sample), and shall specify the national stock number (NSN) and nomenclature, if known, of the deliverable item requiring precious metals.
Deliverable Item
[____]
* If platinum or palladium, specify whether sponge or granules are required.

(c) The Contractor agrees to insert this clause, including this paragraph (d), in solicitations for subcontracts and purchase orders issued in performance of this contract, unless the Contractor knows that the item being purchased contains no precious metals.

CLAUSES INCORPORATED BY REFERENCE

252.242-7004	Material Management And Accounting System	MAY 2011

CLAUSES INCORPORATED BY FULL TEXT

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.
N00421-14-D-0025

5252.210-9501	AVAILABILITY OF UNIQUE DATA ITEM DESCRIPTIONS (UDIDs) AND DATA ITEM DESCRIPTIONS (DIDs) (NAVAIR) (FEB 2013)
Access Procedures for Acquisition Management System and Data Requirements Control List (AMSDL), DoD 5010.12-L, and DIDs listed therein. The AMSDL and all DIDs and UDIDs listed therein are available online via the Acquisition Streamlining and Standardization Information System located at http://dodssp.daps.dla.mil/assist.htm. To access these documents, select the Quick Search link on the site home page.

5252.211- 9510	CONTRACTOR EMPLOYEES (NAVAIR)(MAY 2011)
(a) In all situations where contractor personnel status is not obvious, all contractor personnel are required to identify themselves to avoid creating an impression to the public, agency officials, or Congress that such contractor personnel are Government officials. This can occur during meeting attendance, through written (letter or email) correspondence or verbal discussions (in person or telephonic), when making presentations, or in other situations where their contractor status is not obvious to third parties. This list is not exhaustive. Therefore, the contractor employee(s) shall:
(1) Not by word or deed give the impression or appearance of being a Government employee;
(2) Wear appropriate badges visible above the waist that identify them as contractor employees when in Government spaces, at a Government-sponsored event, or an event outside normal work spaces in support of the contract/order;
(3) Clearly identify themselves as contractor employees in telephone conversations and in all formal and informal written and electronic correspondence. Identification shall include the name of the company for whom they work;
(4) Identify themselves by name, their company name, if they are a subcontractor the name of the prime contractor their company is supporting, as well as the Government office they are supporting when participating in meetings, conferences, and other interactions in which all parties are not in daily contact with the individual contractor employee; and
(5) Be able to provide, when asked, the full number of the contract/order under which they are performing, and the name of the Contracting Officer’s Representative.
(b) If wearing a badge is a risk to safety and/or security, then an alternative means of identification maybe utilized if endorsed by the Contracting Officer’s Representative and approved by the Contracting Officer.
(c) The Contracting Officer will make final determination of compliance with regulations with regard to proper identification of contractor employees.

5252.216-9512	PAPERLESS CONTRACTING (NAVAIR) (JUN 2009)
(a) Orders and requests for proposals are hereby authorized to be issued by facsimile or by electronic commerce (including e-mail and paperless methods of delivery). Nothing in this contract should be read to prohibit these types of orders. In the event of a conflict with any other provision of this contract, this clause shall govern.
(b) To the extent the terms “ written” , “ mailed” , or “ physically delivered” appear in other provisions of this contract, these terms are hereby defined to explicitly include electronic commerce, email, or paperless delivery methods.

5252.223-9501	MATERIAL SAFETY DATA SHEET (MSDS) (NAVAIR) (APR 2009)

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.
N00421-14-D-0025

(a) The contractor shall forward an electronic copy of the Material Safety Data Sheet (MSDS) required under FAR Clause 52.223-3, “Hazardous Material Identification and Material Safety Data”, to Mar-navyhmirs@med.navy.mil and the Naval Inventory Control Point (NICP) at wraps.prime.fct@navy.mil .
(b) One copy of the MSDS shall be enclosed with the shipping documents. If the shipment is received without an attached copy of the MSDS, the Government has the right to refuse receipt.

5252.227-9507	NOTICE REGARDING THE DISSEMINATION OF EXPORT-CONTROLLED TECHNICAL DATA (NAVAIR) (OCT 2005)
(a) Export of information contained herein, which includes release to foreign nationals within the United States, without first obtaining approval or license from the Department of State for items controlled by the International Traffic in Arms Regulations (ITARS), or the Department of Commerce for items controlled by the Export Administration Regulations (EAR), may constitute a violation of law.
(b) For violation of export laws, the contractor, its employees, officials or agents are subject to:
(1) Imprisonment and/or imposition of criminal fines; and
(2) Suspension or debarment from future Government contracting actions.
(c) The Government shall not be liable for any unauthorized use or release of export-controlled information, technical data or specifications in this contract.
(d) The contractor shall include the provisions or paragraphs (a) through (c) above in any subcontracts awarded under this contract.

5252.243-9504	AUTHORIZED CHANGES ONLY BY THE CONTRACTING OFFICER (NAVAIR) (JAN 1992)
(a) Except as specified in paragraph (b) below, no order, statement, or conduct of Government personnel who visit the contractor’s facilities or in any other manner communicates with contractor personnel during the performance of this contract shall constitute a change under the “Changes” clause of this contract.
(b) The contractor shall not comply with any order, direction or request of Government personnel unless it is issued in writing and signed by the Contracting Officer, or is pursuant to specific authority otherwise included as a part of this contract.
(c) The Contracting Officer is the only person authorized to approve changes in any of the requirements of this contract and notwithstanding provisions contained elsewhere in this contract, the said authority remains solely the Contracting Officer’s. In the event the contractor effects any change at the direction of any person other than the Contracting Officer, the change will be considered to have been made without authority and no adjustment will be made in the contract price to cover any increase in charges incurred as a result thereof. The address and telephone number of the Contracting Officer is:
AIR-2.5.1.13
21983 Bundy Road, Bldg. 441
Patuxent River, MD 20670
Phone: (301) 757-7114

5252.243-9505	ENGINEERING CHANGES (NAVAIR)(OCT 2005)
(a) After contract award, the Contracting Officer may solicit, and the contractor is encouraged to propose independently, engineering changes to the equipment, software specifications or other requirements of this contract.

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.
N00421-14-D-0025

These changes may be proposed for reasons of economy, improved performance, or to resolve increased data processing requirements. If the proposed changes are acceptable to both parties, the contractor shall submit a price change proposal to the Government for evaluation. Those proposed engineering changes that are acceptable to the Government will be processed as modifications to the contract.
(b) This applies only to those proposed changes identified by the contractor, as a proposal submitted pursuant to the provisions of this clause. As a minimum, the following information shall be submitted by the contractor with each proposal:
(1) A description of the difference between the existing contract requirement and the proposed change, and the comparative advantages and disadvantages of each.
(2) Itemized requirements of the contract that must be changed if the proposal is adopted, and the proposed revision to the contract for each such change.
(3) An estimate of the changes in performance costs, if any, that will result from adoption of the proposal.
(4) An evaluation of the effects the proposed change would have on collateral costs to the Government such as Government-furnished property costs, costs of related items, and costs of maintenance and operation.
(5) A statement of the time by which the change order adopting the proposal must be issued so as to obtain the maximum benefits of the changes during the remainder of this contract. Also, any effect on the contract completion time or delivery schedule shall be identified.
(c) Engineering change proposals submitted to the Contracting Officer shall be processed expeditiously. The Government shall not be liable for proposal preparation costs or any delay in acting upon any proposal submitted pursuant to this clause. The contractor has the right to withdraw, in whole or in part, any engineering change proposal not accepted by the Government within the period specified in the engineering change proposal. The decision of the Contracting Officer as to the acceptance of any such proposal under this contract shall be final and shall not be subject to the “Disputes” clause of the contract.
(d) The Contracting Officer may accept any engineering change proposal submitted pursuant to this clause by giving the contractor written notice thereof. This written notice may be given by issuance of a modification to this contract. Unless and until a modification is executed to incorporate an engineering change proposal under this contract, the contractor shall remain obligated to perform in accordance with the terms of the existing contract.
(e) If an engineering change proposal pursuant to this clause is accepted and applied to this contract, an equitable adjustment in the contract price and in any other affected provisions of this contract shall be made in accordance with the “Changes” clause.
(f) The contractor is requested to identify specifically any information contained in its engineering change proposal which it considers confidential and/or proprietary and which it prefers not to be disclosed to the public. The identification of information as confidential and/or proprietary is for information purposes only and shall not be binding on the Government to prevent disclosure of such information. Offerors are advised that such information may be subject to release upon request pursuant to the Freedom of Information Act (5 U.S.C. 552).

5252.245-9500	GOVERNMENT PROPERTY FOR THE PERFORMANCE OF THIS CONTRACT (NAVAIR) (MAY 2012)
    (a) Authorization is granted to use the Government property identified below without rental charge in the performance of this contract and subcontracts of any tier issued hereunder (see FAR 45.201(a) for further information regarding identification requirements):
(1) Government property currently accountable and managed under the following contracts:
    None

         (2) Government furnished property to be provided under this contract:
None

        (3) Government furnished material, as defined in FAR 45.101, to be provided under this contract:
To be proposed by the offeror IAW H.2 Intent To Furnish Precious Metals As Government Furnished Material
*The Government agrees to allow rent free use of GFE provoded on this contract for international orders.

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.
N00421-14-D-0025

         (4) If authority has been granted in accordance with FAR 51.102, Contractor access to Government supply sources is authorized for the following items. Paragraph (b) does not apply to purchases under the NMCI/CoSC contract.
None

    (b) The contractor shall prepare requisition documentation for the items listed in paragraph (a)(4) above in accordance with the “Military Standard Requisitioning and Issue Procedures (MILSTRIP) for Defense Contractors”, DoD 4000.25-1- M, Chapter 11, which is available at http://www.dtic.mil/whs/directives under publications. The contractor shall submit all requisitions for material from the supply system to the Material Control Activity specified in Section G of this contract.
(c) Government property provided above (except for special tooling and special test equipment as defined in FAR 2.101) shall not be installed or constructed or otherwise affixed to property not owned by the Government in such a fashion as to be nonseverable unless written authorization has been obtained from the Contracting Officer.
(d) The contractor is responsible for scheduling the use of all property covered by this clause and the Government shall not be responsible for conflicts, delays, or disruptions to any work performed by the contractor due to use of any or all such property, either under this contract or any other contracts under which use of such property is authorized.

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.
N00421-14-D-0025

Section I - Contract Clauses

CLAUSES INCORPORATED BY REFERENCE

52.202-1	Definitions	JUL 2004
52.203-3	Gratuities	APR 1984
52.203-5	Covenant Against Contingent Fees	APR 1984
52.203-6	Restrictions On Subcontractor Sales To The Government	SEP 2006
52.203-7	Anti-Kickback Procedures	OCT 2010
52.203-8	Cancellation, Rescission, and Recovery of Funds for Illegal or Improper Activity	JAN 1997
52.203-10	Price Or Fee Adjustment For Illegal Or Improper Activity	JAN 1997
52.203-12	Limitation On Payments To Influence Certain Federal Transactions	OCT 2010
52.203-13	Contractor Code of Business Ethics and Conduct	APR 2010
52.204-2	Security Requirements	AUG 1996
52.204-4	Printed or Copied Double-Sided on Postconsumer Fiber Content Paper	MAY 2011
52.204-10	Reporting Executive Compensation and First-Tier Subcontract Awards	FEB 2012
52.204-13	Central Contractor Registration Maintenance	DEC 2012
52.209-6	Protecting the Government's Interest When Subcontracting With Contractors Debarred, Suspended, or Proposed for Debarment	DEC 2010
52.209-9	Updates of Publicly Available Information Regarding Responsibility Matters	FEB 2012
52.210-1	Market Research	APR 2011
52.211-5	Material Requirements	AUG 2000
52.211-15	Defense Priority And Allocation Requirements	APR 2008
52.215-2	Audit and Records--Negotiation	OCT 2010
52.215-8	Order of Precedence--Uniform Contract Format	OCT 1997
52.215-14	Integrity of Unit Prices	OCT 2010
52.219-4	Notice of Price Evaluation Preference for HUBZone Small Business Concerns	JAN 2011
52.219-8	Utilization of Small Business Concerns	JAN 2011
52.219-9	Small Business Subcontracting Plan	JAN 2011
52.219-16	Liquidated Damages-Subcontracting Plan	JAN 1999
52.219-28	Post-Award Small Business Program Rerepresentation	APR 2009
52.222-1	Notice To The Government Of Labor Disputes	FEB 1997
52.222-3	Convict Labor	JUN 2003
52.222-4	Contract Work Hours and Safety Standards Act - Overtime Compensation	JUL 2005
52.222-19	Child Labor -- Cooperation with Authorities and Remedies	JUL 2010
52.222-20	Walsh-Healey Public Contracts Act	OCT 2010
52.222-21	Prohibition Of Segregated Facilities	FEB 1999
52.222-26	Equal Opportunity	MAR 2007
52.222-35	Equal Opportunity for Veterans	SEP 2010

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.
N00421-14-D-0025

52.222-36	Affirmative Action For Workers With Disabilities	OCT 2010
52.222-37	Employment Reports on Veterans	SEP 2010
52.222-40	Notification of Employee Rights Under the National Labor Relations Act	DEC 2010
52.222-50	Combating Trafficking in Persons	FEB 2009
52.222-54	Employment Eligibility Verification	JAN 2009
52.223-3	Hazardous Material Identification And Material Safety Data	JAN 1997
52.223-6	Drug-Free Workplace	MAY 2001
52.223-18	Encouraging Contractor Policies To Ban Text Messaging While Driving	AUG 2011
52.224-1	Privacy Act Notification	APR 1984
52.224-2	Privacy Act	APR 1984
52.225-13	Restrictions on Certain Foreign Purchases	JUN 2008
52.227-1	Authorization and Consent	DEC 2007
52.227-2	Notice And Assistance Regarding Patent And Copyright Infringement	DEC 2007
52.227-13	Patent Rights--Ownership By The Government	DEC 2007
52.227-14	Rights in Data--General	DEC 2007
52.229-3	Federal, State And Local Taxes	APR 2003
52.230-2	Cost Accounting Standards	MAY 2012
52.230-6	Administration of Cost Accounting Standards	JUN 2010
52.232-1	Payments	APR 1984
52.232-8	Discounts For Prompt Payment	FEB 2002
52.232-9	Limitation On Withholding Of Payments	APR 1984
52.232-11	Extras	APR 1984
52.232-17	Interest	OCT 2010
52.232-23 Alt I	Assignment of Claims (Jan 1986) - Alternate I	APR 1984
52.232-25	Prompt Payment	OCT 2008
52.232-33	Payment by Electronic Funds Transfer--Central Contractor Registration	OCT 2003
52.233-1	Disputes	JUL 2002
52.233-3	Protest After Award	AUG 1996
52.233-4	Applicable Law for Breach of Contract Claim	OCT 2004
52.242-2	Production Progress Reports	APR 1991
52.242-13	Bankruptcy	JUL 1995
52.243-1	Changes--Fixed Price	AUG 1987
52.244-6	Subcontracts for Commercial Items	DEC 2010
52.245-1	Government Property	APR 2012
52.245-9	Use And Charges	APR 2012
52.246-23	Limitation Of Liability	FEB 1997
52.247-1	Commercial Bill Of Lading Notations	FEB 2006
52.247-63	Preference For U.S. Flag Air Carriers	JUN 2003
52.248-1	Value Engineering	OCT 2010
52.249-2	Termination For Convenience Of The Government (Fixed-Price)	MAY 2004
52.249-8	Default (Fixed-Price Supply & Service)	APR 1984
52.253-1	Computer Generated Forms	JAN 1991

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.
N00421-14-D-0025

252.203-7000	Requirements Relating to Compensation of Former DoD Officials	SEP 2011
252.203-7001	Prohibition On Persons Convicted of Fraud or Other Defense-Contract-Related Felonies	DEC 2008
252.203-7002	Requirement to Inform Employees of Whistleblower Rights	JAN 2009
252.203-7003	Agency Office of the Inspector General	DEC 2012
252.203-7004	Display of Fraud Hotline Poster(s)	DEC 2012
252.204-7003	Control Of Government Personnel Work Product	APR 1992
252.204-7005	Oral Attestation of Security Responsibilities	NOV 2001
252.204-7008	Export-Controlled Items	APR 2010
252.205-7000	Provision Of Information To Cooperative Agreement Holders	DEC 1991
252.209-7004	Subcontracting With Firms That Are Owned or Controlled By The Government of a Terrorist Country	DEC 2006
252.211-7007	Reporting of Government-Furnished Equipment in the DoD Item Unique Identification (IUID) Registry	NOV 2008
252.211-7008	Use of Government-Assigned Serial Numbers	SEP 2010
252.219-7003	Small Business Subcontracting Plan (DOD Contracts)	SEP 2011
252.223-7004	Drug Free Work Force	SEP 1988
252.225-7001	Buy American Act And Balance Of Payments Program	OCT 2011
252.225-7002	Qualifying Country Sources As Subcontractors	APR 2003
252.225-7004	Report of Intended Performance Outside the United States and Canada--Submission after Award	OCT 2010
252.225-7006	Quarterly Reporting of Actual Contract Performance Outside the United States	OCT 2010
252.225-7012	Preference For Certain Domestic Commodities	JUN 2010
252.225-7013	Duty-Free Entry	DEC 2009
252.225-7016	Restriction On Acquisition Of Ball and Roller Bearings	JUN 2011
252.226-7001	Utilization of Indian Organizations and Indian-Owned Economic Enterprises, and Native Hawaiian Small Business Concerns	SEP 2004
252.227-7016	Rights in Bid or Proposal Information	JAN 2011
252.227-7037	Validation of Restrictive Markings on Technical Data	SEP 2011
252.231-7000	Supplemental Cost Principles	DEC 1991
252.242-7005	Contractor Business Systems	FEB 2012
252.243-7001	Pricing Of Contract Modifications	DEC 1991
252.243-7002	Requests for Equitable Adjustment	MAR 1998
252.244-7000	Subcontracts for Commercial Items and Commercial Components (DoD Contracts)	SEP 2011
252.244-7001 Alt I	Contractor Purchasing System Administration (May 2014) --Alternate I	MAY 2014
252.245-7001	Tagging, Labeling, and Marking of Government-Furnished Property	APR 2012
252.245-7002	Reporting Loss of Government Property	APR 2012
252.245-7004	Reporting, Reutilization, and Disposal	MAY 2013
252.246-7001 Alt II	Warranty Of Data (Dec 1991) - Alternate II	DEC 1991
252.246-7007	Contractor Counterfeit Electronic Part Detection and Avoidance System	MAY 2014

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.
N00421-14-D-0025

CLAUSES INCORPORATED BY FULL TEXT

52.216-19	ORDER LIMITATIONS (OCT 1995)
(a) Minimum order. When the Government requires supplies or services covered by this contract in an amount of less than 48 for the AN/SSQ-36B, 48 for the AN/SSQ-53F, 36 for the AN/SSQ-62E, 160 for the MK-84 SUS, 36 for the AN/SSQ-101, and 36 for the AN/SSQ-125, the Government is not obligated to purchase, nor is the Contractor obligated to furnish, those supplies or services under the contract.
(b) Maximum order. The Contractor is not obligated to honor--
(1) Any order for a single item in excess of 110,000 sonobuoy/devices;
(2) Any order for a combination of items in excess of 169,000 sonobuoy/devices; or
(3) A series of orders from the same ordering office within 60 days that together call for quantities exceeding the limitation in subparagraph (1) or (2) above.
(c) If this is a requirements contract (i.e., includes the Requirements clause at subsection 52.216-21 of the Federal Acquisition Regulation (FAR)), the Government is not required to order a part of any one requirement from the Contractor if that requirement exceeds the maximum-order limitations in paragraph (b) above.
(d) Notwithstanding paragraphs (b) and (c) above, the Contractor shall honor any order exceeding the maximum order limitations in paragraph (b), unless that order (or orders) is returned to the ordering office within 3 days after issuance, with written notice stating the Contractor's intent not to ship the item (or items) called for and the reasons. Upon receiving this notice, the Government may acquire the supplies or services from another source.

52.216-22	INDEFINITE QUANTITY (OCT 1995)
(a) This is an indefinite-quantity contract for the supplies or services specified, and effective for the period stated, in the Schedule. The quantities of supplies and services specified in the Schedule are estimates only and are not purchased by this contract.
(b) Delivery or performance shall be made only as authorized by orders issued in accordance with the Ordering clause. The Contractor shall furnish to the Government, when and if ordered, the supplies or services specified in the Schedule up to and including the quantity designated in the Schedule as the "maximum." The Government shall order at least the quantity of supplies or services designated in the Schedule as the "minimum."
(c) Except for any limitations on quantities in the Order Limitations clause or in the Schedule, there is no limit on the number of orders that may be issued. The Government may issue orders requiring delivery to multiple destinations or performance at multiple locations.
(d) Any order issued during the effective period of this contract and not completed within that period shall be completed by the Contractor within the time specified in the order. The contract shall govern the Contractor's and Government's rights and obligations with respect to that order to the same extent as if the order were completed during the contract's effective period; provided, that the Contractor shall not be required to make any deliveries under this contract after 30 September 2020.

52.217-7	OPTION FOR INCREASED QUANTITY--SEPARATELY PRICED LINE ITEM (MAR 1989)
The Government may require the delivery of the numbered line item, identified in the Schedule as an option item, in the quantity and at the price stated in the Schedule. The Contracting Officer may exercise the option by written notice to the Contractor as follows:

Option Year I CLINs: 0101 - 0109 1 October 2014 through 30 September 2015

Option Year II CLINs: 0201 – 0209 1 October 2015 through 30 September 2016

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.
N00421-14-D-0025

Option Year III CLINs: 0301 – 0309 1 October 2016 through 30 September 2017

Option Year IV CLINs: 0401 – 0409 1 October 2017 through 30 September 2018

Delivery of added items shall continue at the same rate that like items are called for under the contract, unless the parties otherwise agree.

52.223-11	OZONE-DEPLETING SUBSTANCES (MAY 2001)
(a) Definition. “Ozone-depleting substance”, as used in this clause, means any substance the Environmental Protection Agency designates in 40 CFR part 82 as--
(1) Class I, including, but not limited to, chlorofluorocarbons, halons, carbon tetrachloride, and methyl chloroform; or
(2) Class II, including, but not limited to, hydrochlorofluorocarbons.
(b) The Contractor shall label products which contain or are manufactured with ozone-depleting substances in the manner and to the extent required by 42 U.S.C. 7671j (b), (c), and (d) and 40 CFR Part 82, Subpart E, as follows:
WARNING: Contains (or manufactured with, if applicable) ___________*______________, a substance(s) which harm(s) public health and environment by destroying ozone in the upper atmosphere.
*The Contractor shall insert the name of the substance(s).

52.232-32	PERFORMANCE-BASED PAYMENTS (APR 2012)
(a) Amount of payments and limitations on payments. Subject to such other limitations and conditions as are specified in this contract and this clause, the amount of payments and limitations on payments shall be specified in the contract's description of the basis for payment.
(b) Contractor request for performance-based payment. The Contractor may submit requests for payment of performance-based payments not more frequently than monthly, in a form and manner acceptable to the Contracting Officer. Unless otherwise authorized by the Contracting Officer, all performance-based payments in any period for which payment is being requested shall be included in a single request, appropriately itemized and totaled. The Contractor's request shall contain the information and certification detailed in paragraphs (l) and (m) of this clause.
(c) Approval and payment of requests.
(1) The Contractor shall not be entitled to payment of a request for performance-based payment prior to successful accomplishment of the event or performance criterion for which payment is requested. The Contracting Officer shall determine whether the event or performance criterion for which payment is requested has been successfully accomplished in accordance with the terms of the contract. The Contracting Officer may, at any time, require the Contractor to substantiate the successful performance of any event or performance criterion which has been or is represented as being payable.
(2) A payment under this performance-based payment clause is a contract financing payment under the Prompt Payment clause of this contract and not subject to the interest penalty provisions of the Prompt Payment Act. The designated payment office will pay approved requests on the __30th__ day after receipt of the request for performance-based payment by the designated payment office. However, the designated payment office is not required to provide payment if the Contracting Officer requires substantiation as provided in paragraph (c)(1) of this clause, or inquires into the status of an event or performance criterion, or into any of the conditions listed in paragraph (e) of this clause, or into the Contractor certification. The payment period will not begin until the Contracting Officer approves the request.
(3) The approval by the Contracting Officer of a request for performance-based payment does not constitute an acceptance by the Government and does not excuse the Contractor from performance of obligations under this contract.
(d) Liquidation of performance-based payments.

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.
N00421-14-D-0025

(1) Performance-based finance amounts paid prior to payment for delivery of an item shall be liquidated by deducting a percentage or a designated dollar amount from the delivery payment. If the performance-based finance payments are on a delivery item basis, the liquidation amount for each such line item shall be the percent of that delivery item price that was previously paid under performance-based finance payments or the designated dollar amount. If the performance-based finance payments are on a whole contract basis, liquidation shall be by either predesignated liquidation amounts or a liquidation percentage.
(2) If at any time the amount of payments under this contract exceeds any limitation in this contract, the Contractor shall repay to the Government the excess. Unless otherwise determined by the Contracting Officer, such excess shall be credited as a reduction in the unliquidated performance-based payment balance(s), after adjustment of invoice payments and balances for any retroactive price adjustments.
(e) Reduction or suspension of performance-based payments. The Contracting Officer may reduce or suspend performance-based payments, liquidate performance-based payments by deduction from any payment under the contract, or take a combination of these actions after finding upon substantial evidence any of the following conditions:
(1) The Contractor failed to comply with any material requirement of this contract (which includes paragraphs (h) and (i) of this clause).
(2) Performance of this contract is endangered by the Contractor's --
(i) Failure to make progress; or
(ii) Unsatisfactory financial condition.
(3) The Contractor is delinquent in payment of any subcontractor or supplier under this contract in the ordinary course of business.
(f) Title.
(1) Title to the property described in this paragraph (f) shall vest in the Government. Vestiture shall be immediately upon the date of the first performance-based payment under this contract, for property acquired or produced before that date. Otherwise, vestiture shall occur when the property is or should have been allocable or properly chargeable to this contract.
(2) "Property," as used in this clause, includes all of the following described items acquired or produced by the Contractor that are or should be allocable or properly chargeable to this contract under sound and generally accepted accounting principles and practices:
(i) Parts, materials, inventories, and work in process;
(ii) Special tooling and special test equipment to which the Government is to acquire title;            (iii) Nondurable (i.e., noncapital) tools, jigs, dies, fixtures, molds, patterns, taps, gauges, test equipment and other similar manufacturing aids, title to which would not be obtained as special tooling under subparagraph (f)(2)(ii) of this clause; and
(iv) Drawings and technical data, to the extent the Contractor or subcontractors are required to deliver them to the Government by other clauses of this contract.
(3) Although title to property is in the Government under this clause, other applicable clauses of this contract (e.g., the termination clauses) shall determine the handling and disposition of the property.
(4) The Contractor may sell any scrap resulting from production under this contract, without requesting the Contracting Officer's approval, provided that any significant reduction in the value of the property to which the Government has title under this clause is reported in writing to the Contracting Officer.
(5) In order to acquire for its own use or dispose of property to which title is vested in the Government under this clause, the Contractor must obtain the Contracting Officer's advance approval of the action and the terms. If approved, the basis for payment (the events or performance criteria) to which the property is related shall be deemed to be not in compliance with the terms of the contract and not payable (if the property is part of or needed for performance), and the Contractor shall refund the related performance-based payments in accordance with paragraph (d) of this clause.
(6) When the Contractor completes all of the obligations under this contract, including liquidation of all performance-based payments, title shall vest in the Contractor for all property (or the proceeds thereof) not --
(i) Delivered to, and accepted by, the Government under this contract; or
(ii) Incorporated in supplies delivered to, and accepted by, the Government under this contract and to which title is vested in the Government under this clause.
(7) The terms of this contract concerning liability for Government-furnished property shall not apply to property to which the Government acquired title solely under this clause.

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.
N00421-14-D-0025

(g) Risk of loss. Before delivery to and acceptance by the Government, the Contractor shall bear the risk of loss for property, the title to which vests in the Government under this clause, except to the extent the Government expressly assumes the risk. If any property is lost (see 45.101), the basis of payment (the events or performance criteria) to which the property is related shall be deemed to be not in compliance with the terms of the contract and not payable (if the property is part of or needed for performance), and the Contractor shall refund the related performance-based payments in accordance with paragraph (d) of this clause.
(h) Records and controls. The Contractor shall maintain records and controls adequate for administration of this clause. The Contractor shall have no entitlement to performance-based payments during any time the Contractor's records or controls are determined by the Contracting Officer to be inadequate for administration of this clause.
(i) Reports and Government access. The Contractor shall promptly furnish reports, certificates, financial statements, and other pertinent information requested by the Contracting Officer for the administration of this clause and to determine that an event or other criterion prompting a financing payment has been successfully accomplished. The Contractor shall give the Government reasonable opportunity to examine and verify the Contractor's records and to examine and verify the Contractor's performance of this contract for administration of this clause.
(j) Special terms regarding default. If this contract is terminated under the Default clause,
(1) the Contractor shall, on demand, repay to the Government the amount of unliquidated performance-based payments, and
(2) title shall vest in the Contractor, on full liquidation of all performance-based payments, for all property for which the Government elects not to require delivery under the Default clause of this contract. The Government shall be liable for no payment except as provided by the Default clause.
(k) Reservation of rights.
(1) No payment or vesting of title under this clause shall --
(i) Excuse the Contractor from performance of obligations under this contract; or
(ii) Constitute a waiver of any of the rights or remedies of the parties under the contract.
(2) The Government's rights and remedies under this clause --
(i) Shall not be exclusive, but rather shall be in addition to any other rights and remedies provided by law or this contract; and
(ii) Shall not be affected by delayed, partial, or omitted exercise of any right, remedy, power, or privilege, nor shall such exercise or any single exercise preclude or impair any further exercise under this clause or the exercise of any other right, power, or privilege of the Government.
(l) Content of Contractor's request for performance-based payment. The Contractor's request for performance-based payment shall contain the following:
(1) The name and address of the Contractor;
(2) The date of the request for performance-based payment;
(3) The contract number and/or other identifier of the contract or order under which the request is made;
(4) Such information and documentation as is required by the contract's description of the basis for payment; and
(5) A certification by a Contractor official authorized to bind the Contractor, as specified in paragraph (m) of this clause.
(m) Content of Contractor's certification. As required in paragraph (l)(5) of this clause, the Contractor shall make the following certification in each request for performance-based payment:
I certify to the best of my knowledge and belief that --
(1) This request for performance-based payment is true and correct; this request (and attachments) has been prepared from the books and records of the Contractor, in accordance with the contract and the instructions of the Contracting Officer;
(2) (Except as reported in writing on __________), all payments to subcontractors and suppliers under this contract have been paid, or will be paid, currently, when due in the ordinary course of business;
(3) There are no encumbrances (except as reported in writing on _________) against the property acquired or produced for, and allocated or properly chargeable to, the contract which would affect or impair the Government's title;
(4) There has been no materially adverse change in the financial condition of the Contractor since the submission by the Contractor to the Government of the most recent written information dated _____________; and

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.
N00421-14-D-0025

(5) After the making of this requested performance-based payment, the amount of all payments for each deliverable item for which performance-based payments have been requested will not exceed any limitation in the contract, and the amount of all payments under the contract will not exceed any limitation in the contract.

52.252-2	CLAUSES INCORPORATED BY REFERENCE (FEB 1998)
This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this/these address(es): https://www.acquisition.gov/far/ or http://farsite.hill.af.mil.

252.204-7004	CENTRAL CONTRACTOR REGISTRATION (52.204-7)(DEC 2012)- ALT A (SEP 2007)
(a) Definitions. As used in this clause--
“Central Contractor Registration (CCR) database” means the primary Government repository for Contractor information required for the conduct of business with the Government.
“Commercial and Government Entity (CAGE) code” means-
(1) A code assigned by the Defense Logistics Information Service (DLIS) to identify a commercial or Government entity; or
(2) A code assigned by a member of the North Atlantic Treaty Organization that DLIS records and maintains in the CAGE master file. This type of code is known as an "NCAGE code."
“Data Universal Numbering System (DUNS) number” means the 9-digit number assigned by Dun and Bradstreet, Inc. (D&B) to identify unique business entities.
“Data Universal Numbering System +4 (DUNS+4) number” means the DUNS number assigned by D&B plus a 4-character suffix that may be assigned by a business concern. (D&B has no affiliation with this 4-character suffix.) This 4-character suffix may be assigned at the discretion of the business concern to establish additional CCR records for identifying alternative Electronic Funds Transfer (EFT) accounts (see Subpart 32.11 of the Federal Acquisition Regulation) for the same parent concern.
“Registered in the CCR database” means that--
(1) The Contractor has entered all mandatory information, including the DUNS number or the DUNS+4 number, into the CCR database;
(2) The Contractor's CAGE code is in the CCR database; and
(3) The Government has validated all mandatory data fields, to include validation of the Taxpayer Identification Number (TIN) with the Internal Revenue Service, and has marked the record “Active”. The Contractor will be required to provide consent for TIN validation to the Government as a part of the CCR registration process.
(b)(1) By submission of an offer, the offeror acknowledges the requirement that a prospective awardee shall be registered in the CCR database prior to award, during performance, and through final payment of any contract, basic agreement, basic ordering agreement, or blanket purchasing agreement resulting from this solicitation.
(2) The offeror shall enter, in the block with its name and address on the cover page of its offer, the annotation “DUNS” or “DUNS +4” followed by the DUNS or DUNS +4 number that identifies the offeror's name and address exactly as stated in the offer. The DUNS number will be used by the Contracting Officer to verify that the offeror is registered in the CCR database.
(c) If the offeror does not have a DUNS number, it should contact Dun and Bradstreet directly to obtain one.
(1) An offeror may obtain a DUNS number--
(i) Via the Internet at http://fedgov.dnb.com/webform or if the offeror does not have internet access, it may call Dun and Bradstreet at 1-866-705-5711 if located within the United States; or
(ii) If located outside the United States, by contacting the local Dun and Bradstreet office. The offeror should indicate that it is an offeror for a U.S. Government contract when contacting the local Dun and Bradstreet office.
(2) The offeror should be prepared to provide the following information:
(i) Company legal business.
(ii) Tradestyle, doing business, or other name by which your entity is commonly recognized.

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.
N00421-14-D-0025

(iii) Company Physical Street Address, City, State, and Zip Code.
(iv) Company Mailing Address, City, State and Zip Code (if separate from physical).
(v) Company Telephone Number.
(vi) Date the company was started.
(vii) Number of employees at your location.
(viii) Chief executive officer/key manager.
(ix) Line of business (industry).
(x) Company Headquarters name and address (reporting relationship within your entity).
(d) If the Offeror does not become registered in the CCR database in the time prescribed by the Contracting Officer, the Contracting Officer will proceed to award to the next otherwise successful registered Offeror.
(e) Processing time, which normally takes 48 hours, should be taken into consideration when registering. Offerors who are not registered should consider applying for registration immediately upon receipt of this solicitation.
(f) Offerors may obtain information on registration at https://www.acquisition.gov .

252.216-7006	ORDERING (MAY 2011)
(a) Any supplies and services to be furnished under this contract shall be ordered by issuance of delivery orders or task orders by the individuals or activities designated in the contract schedule. Such orders may be issued from Date of award through 30 September 2018.
(b) All delivery orders or task orders are subject to the terms and conditions of this contract. In the event of conflict between a delivery order or task order and this contract, the contract shall control.
(c)(1) If issued electronically, the order is considered “issued” when a copy has been posted to the Electronic Document Access system, and notice has been sent to the Contractor.
(2) If mailed or transmitted by facsimile, a delivery order or task order is considered “issued” when the Government deposits the order in the mail or transmits by facsimile. Mailing includes transmittal by U.S. mail or private delivery services.
(3) Orders may be issued orally only if authorized in the schedule.

252.227-7013	RIGHTS IN TECHNICAL DATA--NONCOMMERCIAL ITEMS (SEP 2011)
(a) Definitions. As used in this clause:
(1) “Computer data base” means a collection of data recorded in a form capable of being processed by a computer. The term does not include computer software.
(2) “Computer program” means a set of instructions, rules, or routines recorded in a form that is capable of causing a computer to perform a specific operation or series of operations.
(3) “Computer software” means computer programs, source code, source code listings, object code listings, design details, algorithms, processes, flow charts, formulae and related material that would enable the software to be reproduced, recreated, or recompiled. Computer software does not include computer data bases or computer software documentation.
(4) “Computer software documentation” means owner's manuals, user's manuals, installation instructions, operating instructions, and other similar items, regardless of storage medium, that explain the capabilities of the computer software or provide instructions for using the software.
(5) “Covered Government support contractor” means a contractor under a contract, the primary purpose of which is to furnish independent and impartial advice or technical assistance directly to the Government in support of the Government's management and oversight of a program or effort (rather than to directly furnish an end item or service to accomplish a program or effort), provided that the contractor—
(i) Is not affiliated with the prime contractor or a first-tier subcontractor on the program or effort, or with any direct competitor of such prime contractor or any such first-tier subcontractor in furnishing end items or services of the type developed or produced on the program or effort; and

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.
N00421-14-D-0025

(ii) Receives access to technical data or computer software for performance of a Government contract that contains the clause at 252.227-7025, Limitations on the Use or Disclosure of Government-Furnished Information Marked with Restrictive Legends.
(6) “Detailed manufacturing or process data” means technical data that describe the steps, sequences, and conditions of manufacturing, processing or assembly used by the manufacturer to produce an item or component or to perform a process.
(7) “Developed” means that an item, component, or process exists and is workable. Thus, the item or component must have been constructed or the process practiced. Workability is generally established when the item, component, or process has been analyzed or tested sufficiently to demonstrate to reasonable people skilled in the applicable art that there is a high probability that it will operate as intended. Whether, how much, and what type of analysis or testing is required to establish workability depends on the nature of the item, component, or process, and the state of the art. To be considered “developed”, the item, component, or process need not be at the stage where it could be offered for sale or sold on the commercial market, nor must the item, component, or process be actually reduced to practice within the meaning of Title 35 of the United States Code.
(8) “Developed exclusively at private expense” means development was accomplished entirely with costs charged to indirect cost pools, costs not allocated to a government contract, or any combination thereof.
(i) Private expense determinations should be made at the lowest practicable level.
(ii) Under fixed-price contracts, when total costs are greater than the firm-fixed-price or ceiling price of the contract, the additional development costs necessary to complete development shall not be considered when determining whether development was at government, private, or mixed expense.
(9) “Developed exclusively with government funds” means development was not accomplished exclusively or partially at private expense.
(10) “Developed with mixed funding” means development was accomplished partially with costs charged to indirect cost pools and/or costs not allocated to a government contract, and partially with costs charged directly to a government contract.
(11) “Form, fit, and function data” means technical data that describes the required overall physical, functional, and performance characteristics (along with the qualification requirements, if applicable) of an item, component, or process to the extent necessary to permit identification of physically and functionally interchangeable items.
(12) “Government purpose” means any activity in which the United States Government is a party, including cooperative agreements with international or multi-national defense organizations, or sales or transfers by the United States Government to foreign governments or international organizations. Government purposes include competitive procurement, but do not include the rights to use, modify, reproduce, release, perform, display, or disclose technical data for commercial purposes or authorize others to do so.
(13) “Government purpose rights” means the rights to--
(i) Use, modify, reproduce, release, perform, display, or disclose technical data within the Government without restriction; and
(ii) Release or disclose technical data outside the Government and authorize persons to whom release or disclosure has been made to use, modify, reproduce, release, perform, display, or disclose that data for United States government purposes.
(14) “Limited rights” means the rights to use, modify, reproduce, release, perform, display, or disclose technical data, in whole or in part, within the Government. The Government may not, without the written permission of the party asserting limited rights, release or disclose the technical data outside the Government, use the technical data for manufacture, or authorize the technical data to be used by another party, except that the Government may reproduce, release, or disclose such data or authorize the use or reproduction of the data by persons outside the Government if--
(i) The reproduction, release, disclosure, or use is--
(A) Necessary for emergency repair and overhaul; or
(B) A release or disclosure to--
(1) A covered Government support contractor, for use, modification, reproduction, performance, display, or release or disclosure to authorized person(s) in performance of a Government contract; or
(2) A foreign government, of technical data other than detailed manufacturing or process data, when use of such data by the foreign government is in the interest of the Government and is required for evaluational or informational purposes;

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.
N00421-14-D-0025

(ii) The recipient of the technical data is subject to a prohibition on the further reproduction, release, disclosure, or use of the technical data; and
(iii) The contractor or subcontractor asserting the restriction is notified of such reproduction, release, disclosure, or use.
(15) “Technical data” means recorded information, regardless of the form or method of the recording, of a scientific or technical nature (including computer software documentation). The term does not include computer software or data incidental to contract administration, such as financial and/or management information.
(16) “Unlimited rights” means rights to use, modify, reproduce, perform, display, release, or disclose technical data in whole or in part, in any manner, and for any purpose whatsoever, and to have or authorize others to do so.
(b) Rights in technical data. The Contractor grants or shall obtain for the Government the following royalty free, world-wide, nonexclusive, irrevocable license rights in technical data other than computer software documentation (see the Rights in Noncommercial Computer Software and Noncommercial Computer Software Documentation clause of this contract for rights in computer software documentation):
(1) Unlimited rights. The Government shall have unlimited rights in technical data that are--
(i) Data pertaining to an item, component, or process which has been or will be developed exclusively with Government funds;
(ii) Studies, analyses, test data, or similar data produced for this contract, when the study, analysis, test, or similar work was specified as an element of performance;
(iii) Created exclusively with Government funds in the performance of a contract that does not require the development, manufacture, construction, or production of items, components, or processes;
(iv) Form, fit, and function data;
(v) Necessary for installation, operation, maintenance, or training purposes (other than detailed manufacturing or process data);
(vi) Corrections or changes to technical data furnished to the Contractor by the Government;
(vii) Otherwise publicly available or have been released or disclosed by the Contractor or subcontractor without restrictions on further use, release or disclosure, other than a release or disclosure resulting from the sale, transfer, or other assignment of interest in the technical data to another party or the sale or transfer of some or all of a business entity or its assets to another party;
(viii) Data in which the Government has obtained unlimited rights under another Government contract or as a result of negotiations; or
(ix) Data furnished to the Government, under this or any other Government contract or subcontract there under, with--
(A) Government purpose license rights or limited rights and the restrictive condition(s) has/have expired; or
(B) Government purpose rights and the Contractor's exclusive right to use such data for commercial purposes has expired.
(2) Government purpose rights.
(i) The Government shall have government purpose rights for a five-year period, or such other period as may be negotiated, in technical data--
(A) That pertain to items, components, or processes developed with mixed funding except when the Government is entitled to unlimited rights in such data as provided in paragraphs (b)(ii) and (b)(iv) through (b)(ix) of this clause; or
(B) Created with mixed funding in the performance of a contract that does not require the development, manufacture, construction, or production of items, components, or processes.
(ii) The five-year period, or such other period as may have been negotiated, shall commence upon execution of the contract, subcontract, letter contract (or similar contractual instrument), contract modification, or option exercise that required development of the items, components, or processes or creation of the data described in paragraph (b)(2)(i)(B) of this clause. Upon expiration of the five-year or other negotiated period, the Government shall have unlimited rights in the technical data.
(iii) The Government shall not release or disclose technical data in which it has government purpose rights unless--
(A) Prior to release or disclosure, the intended recipient is subject to the non-disclosure agreement at 227.7103-7 of the Defense Federal Acquisition Regulation Supplement (DFARS); or

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.
N00421-14-D-0025

(B) The recipient is a Government contractor receiving access to the data for performance of a Government contract that contains the clause at DFARS 252.227-7025, Limitations on the Use or Disclosure of Government-Furnished Information Marked with Restrictive Legends.
(iv) The Contractor has the exclusive right, including the right to license others, to use technical data in which the Government has obtained government purpose rights under this contract for any commercial purpose during the time period specified in the government purpose rights legend prescribed in paragraph (f)(2) of this clause.
(3) Limited rights.
(i) Except as provided in paragraphs (b)(1)(ii) and (b)(1)(iv) through (b)(1)(ix) of this clause, the Government shall have limited rights in technical data--
(A) Pertaining to items, components, or processes developed exclusively at private expense and marked with the limited rights legend prescribed in paragraph (f) of this clause; or
(B) Created exclusively at private expense in the performance of a contract that does not require the development, manufacture, construction, or production of items, components, or processes.
(ii) The Government shall require a recipient of limited rights data for emergency repair or overhaul to destroy the data and all copies in its possession promptly following completion of the emergency repair/overhaul and to notify the Contractor that the data have been destroyed.
(iii) The Contractor, its subcontractors, and suppliers are not required to provide the Government additional rights to use, modify, reproduce, release, perform, display, or disclose technical data furnished to the Government with limited rights. However, if the Government desires to obtain additional rights in technical data in which it has limited rights, the Contractor agrees to promptly enter into negotiations with the Contracting Officer to determine whether there are acceptable terms for transferring such rights. All technical data in which the Contractor has granted the Government additional rights shall be listed or described in a license agreement made part of the contract. The license shall enumerate the additional rights granted the Government in such data. *
(iv) The Contractor acknowledges that--
(A) Limited rights data is authorized to be released or disclosed to covered Government support contractors;
(B) The Contractor will be notified of such release or disclosure;
(C) The Contractor (or the party asserting restrictions as identified in the limited rights legend) may require each such covered Government support contractor to enter into a non-disclosure agreement directly with the Contractor (or the party asserting restrictions) regarding the covered Government support contractor's use of such data, or alternatively, that the Contractor (or party asserting restrictions) may waive in writing the requirement for a non-disclosure agreement;
(D) Any such non-disclosure agreement shall address the restrictions on the covered Government support contractor's use of the limited rights data as set forth in the clause at 252.227-7025, and shall not include any additional terms and conditions unless mutually agreed to by the parties to the non-disclosure agreement; and (E) The Contractor shall provide a copy of any such non-disclosure agreement or waiver to the Contracting Officer, upon request.
(4) Specifically negotiated license rights. The standard license rights granted to the Government under paragraphs (b)(1) through (b)(3) of this clause, including the period during which the Government shall have government purpose rights in technical data, may be modified by mutual agreement to provide such rights as the parties consider appropriate but shall not provide the Government lesser rights than are enumerated in paragraph (a)(13) of this clause. Any rights so negotiated shall be identified in a license agreement made part of this contract.
(5) Prior government rights. Technical data that will be delivered, furnished, or otherwise provided to the Government under this contract, in which the Government has previously obtained rights shall be delivered, furnished, or provided with the pre-existing rights, unless--
(i) The parties have agreed otherwise; or
(ii) Any restrictions on the Government's rights to use, modify, reproduce, release, perform, display, or disclose the data have expired or no longer apply.
(6) Release from liability. The Contractor agrees to release the Government from liability for any release or disclosure of technical data made in accordance with paragraph (a)(13) or (b)(2)(iii) of this clause, in accordance with the terms of a license negotiated under paragraph (b)(4) of this clause, or by others to whom the recipient has released or disclosed the data and to seek relief solely from the party who has improperly used, modified, reproduced, released, performed, displayed, or disclosed Contractor data marked with restrictive legends.
(c) Contractor rights in technical data. All rights not granted to the Government are retained by the Contractor.

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.
N00421-14-D-0025

(d) Third party copyrighted data. The Contractor shall not, without the written approval of the Contracting Officer, incorporate any copyrighted data in the technical data to be delivered under this contract unless the Contractor is the copyright owner or has obtained for the Government the license rights necessary to perfect a license or licenses in the deliverable data of the appropriate scope set forth in paragraph (b) of this clause, and has affixed a statement of the license or licenses obtained on behalf of the Government and other persons to the data transmittal document.
(e) Identification and delivery of data to be furnished with restrictions on use, release, or disclosure.
(1) This paragraph does not apply to restrictions based solely on copyright.
(2) Except as provided in paragraph (e)(3) of this clause, technical data that the Contractor asserts should be furnished to the Government with restrictions on use, release, or disclosure are identified in an attachment to this contract (the Attachment). The Contractor shall not deliver any data with restrictive markings unless the data are listed on the Attachment.
(3) In addition to the assertions made in the Attachment, other assertions may be identified after award when based on new information or inadvertent omissions unless the inadvertent omissions would have materially affected the source selection decision. Such identification and assertion shall be submitted to the Contracting Officer as soon as practicable prior to the scheduled date for delivery of the data, in the following format, and signed by an official authorized to contractually obligate the Contractor:

Identification and Assertion of Restrictions on
the Government's Use, Release, or Disclosure of Technical Data.

The Contractor asserts for itself, or the persons identified below, that the Government's rights to use, release, or disclose the following technical data should be restricted--

Technical data	Basis for	Asserted	Name of
to be furnished	assertion	rights	person
with restrictions		category	asserting
restrictions
(LIST)	(LIST)	(LIST)	(LIST).....
(1)	(2)	(3)	(4)
(1) If the assertion is applicable to items, components or processes developed at private expense, identify both the data and each such item, component, or process.
(2) Generally, the development of an item, component, or process at private expense, either exclusively or partially, is the only basis for asserting restrictions on the Government's rights to use, release, or disclose technical data pertaining to such items, components, or processes. Indicate whether development was exclusively or partially at private expense. If development was not at private expense, enter the specific reason for asserting that the Government's rights should be restricted.
(3) Enter asserted rights category (e.g., government purpose license rights from a prior contract, rights in SBIR data generated under another contract, limited or government purpose rights under this or a prior contract, or specifically negotiated licenses).
(4) Corporation, individual, or other person, as appropriate.

Date __________________________________________
Printed Name and Title ________________________
Signature _____________________________________
(End of identification and assertion)
(4) When requested by the Contracting Officer, the Contractor shall provide sufficient information to enable the Contracting Officer to evaluate the Contractor's assertions. The Contracting Officer reserves the right to add the Contractor's assertions to the Attachment and validate any listed assertion, at a later date, in accordance with the procedures of the Validation of Restrictive Markings on Technical Data clause of this contract.
(f) Marking requirements. The Contractor, and its subcontractors or suppliers, may only assert restrictions on the Government's rights to use, modify, reproduce, release, perform, display, or disclose technical data to be delivered under this contract by marking the deliverable data subject to restriction. Except as provided in paragraph (f)(5) of

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.
N00421-14-D-0025

this clause, only the following legends are authorized under this contract: the government purpose rights legend at paragraph (f)(2) of this clause; the limited rights legend at paragraph (f)(3) of this clause; or the special license rights legend at paragraph (f)(4) of this clause; and/or a notice of copyright as prescribed under 17 U.S.C. 401 or 402.
(1) General marking instructions. The Contractor, or its subcontractors or suppliers, shall conspicuously and legibly mark the appropriate legend on all technical data that qualify for such markings. The authorized legends shall be placed on the transmittal document or storage container and, for printed material, each page of the printed material containing technical data for which restrictions are asserted. When only portions of a page of printed material are subject to the asserted restrictions, such portions shall be identified by circling, underscoring, with a note, or other appropriate identifier. Technical data transmitted directly from one computer or computer terminal to another shall contain a notice of asserted restrictions. Reproductions of technical data or any portions thereof subject to asserted restrictions shall also reproduce the asserted restrictions.
(2) Government purpose rights markings. Data delivered or otherwise furnished to the Government purpose rights shall be marked as follows:

GOVERNMENT PURPOSE RIGHTS
Contract No. __________________________________________
Contractor Name _______________________________________
Contractor Address ____________________________________
Expiration Date _______________________________________

The Government's rights to use, modify, reproduce, release, perform, display, or disclose these technical data are restricted by paragraph (b)(2) of the Rights in Technical Data--Noncommercial Items clause contained in the above identified contract. No restrictions apply after the expiration date shown above. Any reproduction of technical data or portions thereof marked with this legend must also reproduce the markings.
(End of legend)
(3) Limited rights markings. Data delivered or otherwise furnished to the Government with limited rights shall be marked with the following legend:

Limited Rights ________________________________________
Contract No. __________________________________________
Contractor Name _______________________________________
Contractor Address ____________________________________

The Government's rights to use, modify, reproduce, release, perform, display, or disclose these technical data are restricted by paragraph (b)(3) of the Rights in Technical Data--Noncommercial Items clause contained in the above identified contract. Any reproduction of technical data or portions thereof marked with this legend must also reproduce the markings. Any person, other than the Government, who has been provided access to such data must promptly notify the above named Contractor.
(End of legend)
(4) Special license rights markings.
(i) Data in which the Government's rights stem from a specifically negotiated license shall be marked with the following legend:

SPECIAL LICENSE RIGHTS
The Government's rights to use, modify, reproduce, release, perform, display, or disclose these data are restricted by Contract No. ________________ (Insert contract number) ________________, License No. ________________ (Insert license identifier) ________________. Any reproduction of technical data or portions thereof marked with this legend must also reproduce the markings.
(End of legend)
(ii) For purposes of this clause, special licenses do not include government purpose license rights acquired under a prior contract (see paragraph (b)(5) of this clause).
(5) Pre-existing data markings. If the terms of a prior contract or license permitted the Contractor to restrict the Government's rights to use, modify, reproduce, release, perform, display, or disclose technical data deliverable under this contract, and those restrictions are still applicable, the Contractor may mark such data with the appropriate

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.
N00421-14-D-0025

restrictive legend for which the data qualified under the prior contract or license. The marking procedures in paragraph (f)(1) of this clause shall be followed.
(g) Contractor procedures and records. Throughout performance of this contract, the Contractor and its subcontractors or suppliers that will deliver technical data with other than unlimited rights, shall--
(1) Have, maintain, and follow written procedures sufficient to assure that restrictive markings are used only when authorized by the terms of this clause; and
(2) Maintain records sufficient to justify the validity of any restrictive markings on technical data delivered under this contract.
(h) Removal of unjustified and nonconforming markings.
(1) Unjustified technical data markings. The rights and obligations of the parties regarding the validation of restrictive markings on technical data furnished or to be furnished under this contract are contained in the Validation of Restrictive Markings on Technical Data clause of this contract. Notwithstanding any provision of this contract concerning inspection and acceptance, the Government may ignore or, at the Contractor's expense, correct or strike a marking if, in accordance with the procedures in the Validation of Restrictive Markings on Technical Data clause of this contract, a restrictive marking is determined to be unjustified.
(2) Nonconforming technical data markings. A nonconforming marking is a marking placed on technical data delivered or otherwise furnished to the Government under this contract that is not in the format authorized by this contract. Correction of nonconforming markings is not subject to the Validation of Restrictive Markings on Technical Data clause of this contract. If the Contracting Officer notifies the Contractor of a nonconforming marking and the Contractor fails to remove or correct such marking within sixty (60) days, the Government may ignore or, at the Contractor's expense, remove or correct any nonconforming marking.
(i) Relation to patents. Nothing contained in this clause shall imply a license to the Government under any patent or be construed as affecting the scope of any license or other right otherwise granted to the Government under any patent.
(j) Limitation on charges for rights in technical data.
(1) The Contractor shall not charge to this contract any cost, including, but not limited to, license fees, royalties, or similar charges, for rights in technical data to be delivered under this contract when--
(i) The Government has acquired, by any means, the same or greater rights in the data; or
(ii) The data are available to the public without restrictions.
(2) The limitation in paragraph (j)(1) of this clause--
(i) Includes costs charged by a subcontractor or supplier, at any tier, or costs incurred by the Contractor to acquire rights in subcontractor or supplier technical data, if the subcontractor or supplier has been paid for such rights under any other Government contract or under a license conveying the rights to the Government; and
(ii) Does not include the reasonable costs of reproducing, handling, or mailing the documents or other media in which the technical data will be delivered.
(k) Applicability to subcontractors or suppliers.
(1) The Contractor shall ensure that the rights afforded its subcontractors and suppliers under 10 U.S.C. 2320, 10 U.S.C. 2321, and the identification, assertion, and delivery processes of paragraph (e) of this clause are recognized and protected.
(2) Whenever any technical data for noncommercial items, or for commercial items developed in any part at Government expense, is to be obtained from a subcontractor or supplier for delivery to the Government under this contract, the Contractor shall use this same clause in the subcontract or other contractual instrument, and require its subcontractors or suppliers to do so, without alteration, except to identify the parties. This clause will govern the technical data pertaining to noncommercial items or to any portion of a commercial item that was developed in any part at Government expense, and the clause at 252.227-7015 will govern the technical data pertaining to any portion of a commercial item that was developed exclusively at private expense. No other clause shall be used to enlarge or diminish the Government's, the Contractor's, or a higher-tier subcontractor's or supplier's rights in a subcontractor's or supplier's technical data.
(3) Technical data required to be delivered by a subcontractor or supplier shall normally be delivered to the next higher-tier contractor, subcontractor, or supplier. However, when there is a requirement in the prime contract for data which may be submitted with other than unlimited rights by a subcontractor or supplier, then said subcontractor or supplier may fulfill its requirement by submitting such data directly to the Government, rather than through a higher-tier contractor, subcontractor, or supplier.

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.
N00421-14-D-0025

(4) The Contractor and higher-tier subcontractors or suppliers shall not use their power to award contracts as economic leverage to obtain rights in technical data from their subcontractors or suppliers.
(5) In no event shall the Contractor use its obligation to recognize and protect subcontractor or supplier rights in technical data as an excuse for failing to satisfy its contractual obligations to the Government.

252.227-7014	RIGHTS IN NONCOMMERCIAL COMPUTER SOFTWARE AND NONCOMMERCIAL COMPUTER SOFTWARE DOCUMENTATION (FEB 2012)
(a) Definitions. As used in this clause:
(1) “Commercial computer software” means software developed or regularly used for nongovernmental purposes which--
(i) Has been sold, leased, or licensed to the public;
(ii) Has been offered for sale, lease, or license to the public;
(iii) Has not been offered, sold, leased, or licensed to the public but will be available for commercial sale, lease, or license in time to satisfy the delivery requirements of this contract; or
(iv) Satisfies a criterion expressed in paragraph (a)(1) (i), (ii), or (iii) of this clause and would require only minor modification to meet the requirements of this contract.
(2) “Computer database” means a collection of recorded data in a form capable of being processed by a computer. The term does not include computer software.
(3) “Computer program” means a set of instructions, rules, or routines, recorded in a form that is capable of causing a computer to perform a specific operation or series of operations.
(4) “ Computer software” means computer programs, source code, source code listings, object code listings, design details, algorithms, processes, flow charts, formulae, and related material that would enable the software to be reproduced, recreated, or recompiled. Computer software does not include computer databases or computer software documentation.
(5) “Computer software documentation” means owner's manuals, user's manuals, installation instructions, operating instructions, and other similar items, regardless of storage medium, that explain the capabilities of the computer software or provide instructions for using the software.
(6) “ Covered Government support contractor” means a contractor under a contract, the primary purpose of which is to furnish independent and impartial advice or technical assistance directly to the Government in support of the Government's management and oversight of a program or effort (rather than to directly furnish an end item or service to accomplish a program or effort), provided that the contractor--
(i) Is not affiliated with the prime contractor or a first-tier subcontractor on the program or effort, or with any direct competitor of such prime contractor or any such first-tier subcontractor in furnishing end items or services of the type developed or produced on the program or effort; and
(ii) Receives access to technical data or computer software for performance of a Government contract that contains the clause at 252.227-7025, Limitations on the Use or Disclosure of Government-Furnished Information Marked with Restrictive Legends.
(7)”Developed” means that--
(i) A computer program has been successfully operated in a computer and tested to the extent sufficient to demonstrate to reasonable persons skilled in the art that the program can reasonably be expected to perform its intended purpose;
(ii) Computer software, other than computer programs, has been tested or analyzed to the extent sufficient to demonstrate to reasonable persons skilled in the art that the software can reasonably be expected to perform its intended purpose; or
(iii) Computer software documentation required to be delivered under a contract has been written, in any medium, in sufficient detail to comply with requirements under that contract.
(8) “Developed exclusively at private expense” means development was accomplished entirely with costs charged to indirect cost pools, costs not allocated to a government contract, or any combination thereof.
(i) Private expense determinations should be made at the lowest practicable level.

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.
N00421-14-D-0025

(ii) Under fixed-price contracts, when total costs are greater than the firm-fixed-price or ceiling price of the contract, the additional development costs necessary to complete development shall not be considered when determining whether development was at government, private, or mixed expense.
(9) “ Developed exclusively with government funds” means development was not accomplished exclusively or partially at private expense.
(10) “Developed with mixed funding” means development was accomplished partially with costs charged to indirect cost pools and/or costs not allocated to a government contract, and partially with costs charged directly to a government contract.
(11) “Government purpose” means any activity in which the United States Government is a party, including cooperative agreements with international or multi-national defense organizations or sales or transfers by the United States Government to foreign governments or international organizations. Government purposes include competitive procurement, but do not include the rights to use, modify, reproduce, release, perform, display, or disclose computer software or computer software documentation for commercial purposes or authorize others to do so.
(12) “Government purpose rights” means the rights to--
(i) Use, modify, reproduce, release, perform, display, or disclose computer software or computer software documentation within the Government without restriction; and
(ii) Release or disclose computer software or computer software documentation outside the Government and authorize persons to whom release or disclosure has been made to use, modify, reproduce, release, perform, display, or disclose the software or documentation for United States government purposes.
(13) “Minor modification” means a modification that does not significantly alter the nongovernmental function or purpose of the software or is of the type customarily provided in the commercial marketplace.
(14) “Noncommercial computer software” means software that does not qualify as commercial computer software under paragraph (a)(1) of this clause.
(15) “Restricted rights” apply only to noncommercial computer software and mean the Government's rights to-
(i) Use a computer program with one computer at one time. The program may not be accessed by more than one terminal or central processing unit or time shared unless otherwise permitted by this contract;
(ii) Transfer a computer program to another Government agency without the further permission of the Contractor if the transferor destroys all copies of the program and related computer software documentation in its possession and notifies the licensor of the transfer. Transferred programs remain subject to the provisions of this clause;
(iii) Make the minimum number of copies of the computer software required for safekeeping (archive), backup, or modification purposes;
(iv) Modify computer software provided that the Government may--
(A) Use the modified software only as provided in paragraphs (a)(15)(i) and (iii) of this clause; and
(B) Not release or disclose the modified software except as provided in paragraphs (a)(15)(ii), (v), (vi), and (vii) of this clause;
(v) Permit contractors or subcontractors performing service contracts (see 37.101 of the Federal Acquisition Regulation) in support of this or a related contract to use computer software to diagnose and correct deficiencies in a computer program, to modify computer software to enable a computer program to be combined with, adapted to, or merged with other computer programs or when necessary to respond to urgent tactical situations, provided that--
(A) The Government notifies the party which has granted restricted rights that a release or disclosure to particular contractors or subcontractors was made;
(B) Such contractors or subcontractors are subject to the use and non-disclosure agreement at 227.7103-7 of the Defense Federal Acquisition Regulation Supplement (DFARS) or are Government contractors receiving access to the software for performance of a Government contract that contains the clause at DFARS 252.227-7025, Limitations on the Use or Disclosure of Government-Furnished Information Marked with Restrictive Legends;
(C) The Government shall not permit the recipient to decompile, disassemble, or reverse engineer the software, or use software decompiled, disassembled, or reverse engineered by the Government pursuant to paragraph (a)(15)(iv) of this clause, for any other purpose; and
(D) Such use is subject to the limitation in paragraph (a)(15)(i) of this clause;
(vi) Permit contractors or subcontractors performing emergency repairs or overhaul of items or components of items procured under this or a related contract to use the computer software when necessary to perform the repairs or overhaul, or to modify the computer software to reflect the repairs or overhaul made, provided that--

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.
N00421-14-D-0025

(A) The intended recipient is subject to the use and non-disclosure agreement at DFARS 227.7103-7 or is a Government contractor receiving access to the software for performance of a Government contract that contains the clause at DFARS 252.227-7025, Limitations on the Use or Disclosure of Government-Furnished Information Marked with Restrictive Legends; and
(B) The Government shall not permit the recipient to decompile, disassemble, or reverse engineer the software, or use software decompiled, disassembled, or reverse engineered by the Government pursuant to paragraph (a)(15)(iv) of this clause, for any other purpose; and
(vii) Permit covered Government support contractors to use, modify, reproduce, perform, display, or release or disclose the computer software to authorized person(s) in the performance of Government contracts that contain the clause at 252.227-7025, Limitations on the Use or Disclosure of Government-Furnished Information Marked with Restrictive Legends.
(16) “Unlimited rights” means rights to use, modify, reproduce, release, perform, display, or disclose computer software or computer software documentation in whole or in part, in any manner and for any purpose whatsoever, and to have or authorize others to do so.
(b) Rights in computer software or computer software documentation. The Contractor grants or shall obtain for the Government the following royalty free, world-wide, nonexclusive, irrevocable license rights in noncommercial computer software or computer software documentation. All rights not granted to the Government are retained by the Contractor.
(1) Unlimited rights. The Government shall have unlimited rights in--
(i) Computer software developed exclusively with Government funds;
(ii) Computer software documentation required to be delivered under this contract;
(iii) Corrections or changes to computer software or computer software documentation furnished to the Contractor by the Government;
(iv) Computer software or computer software documentation that is otherwise publicly available or has been released or disclosed by the Contractor or subcontractor without restriction on further use, release or disclosure, other than a release or disclosure resulting from the sale, transfer, or other assignment of interest in the software to another party or the sale or transfer of some or all of a business entity or its assets to another party;
(v) Computer software or computer software documentation obtained with unlimited rights under another Government contract or as a result of negotiations; or
(vi) Computer software or computer software documentation furnished to the Government, under this or any other Government contract or subcontract there under with--
(A) Restricted rights in computer software, limited rights in technical data, or government purpose license rights and the restrictive conditions have expired; or
(B) Government purpose rights and the Contractor's exclusive right to use such software or documentation for commercial purposes has expired.
(2) Government purpose rights.
(i) Except as provided in paragraph (b)(1) of this clause, the Government shall have government purpose rights in computer software development with mixed funding.
(ii) Government purpose rights shall remain in effect for a period of five years unless a different period has been negotiated. Upon expiration of the five-year or other negotiated period, the Government shall have unlimited rights in the computer software or computer software documentation. The government purpose rights period shall commence upon execution of the contract, subcontract, letter contract (or similar contractual instrument), contract modification, or option exercise that required development of the computer software.
(iii) The Government shall not release or disclose computer software in which it has government purpose rights to any other person unless--
(A) Prior to release or disclosure, the intended recipient is subject to the use and non-disclosure agreement at DFARS 227.7103-7; or
(B) The recipient is a Government contractor receiving access to the software or documentation for performance of a Government contract that contains the clause at DFARS 252.227-7025, Limitations on the Use or Disclosure of Government Furnished Information Marked with Restrictive Legends.
(3) Restricted rights.
(i) The Government shall have restricted rights in noncommercial computer software required to be delivered or otherwise provided to the Government under this contract that were developed exclusively at private expense.

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.
N00421-14-D-0025

(ii) The Contractor, its subcontractors, or suppliers are not required to provide the Government additional rights in noncommercial computer software delivered or otherwise provided to the Government with restricted rights. However, if the Government desires to obtain additional rights in such software, the Contractor agrees to promptly enter into negotiations with the Contracting Officer to determine whether there are acceptable terms for transferring such rights. All noncommercial computer software in which the Contractor has granted the Government additional rights shall be listed or described in a license agreement made part of the contract (see paragraph (b)(4) of this clause). The license shall enumerate the additional rights granted the Government.
(iii) The Contractor acknowledges that--
(A) Restricted rights computer software is authorized to be released or disclosed to covered Government support contractors;
(B) The Contractor will be notified of such release or disclosure;
(C) The Contractor (or the party asserting restrictions, as identified in the restricted rights legend) may require each such covered Government support contractor to enter into a non-disclosure agreement directly with the Contractor (or the party asserting restrictions) regarding the covered Government support contractor's use of such software, or alternatively, that the Contractor (or party asserting restrictions) may waive in writing the requirement for a non-disclosure agreement;
(D) Any such non-disclosure agreement shall address the restrictions on the covered Government support contractor's use of the restricted rights software as set forth in the clause at 252.227-7025, Limitations on the Use or Disclosure of Government-Furnished Information Marked with Restrictive Legends, and shall not include any additional terms and conditions unless mutually agreed to by the parties to the non-disclosure agreement; and
(E) The Contractor shall provide a copy of any such non-disclosure agreement or waiver to the Contracting Officer, upon request.
(4) Specifically negotiated license rights.
(i) The standard license rights granted to the Government under paragraphs (b)(1) through (b)(3) of this clause, including the period during which the Government shall have government purpose rights in computer software, may be modified by mutual agreement to provide such rights as the parties consider appropriate but shall not provide the Government lesser rights in computer software than are enumerated in paragraph (a)(15) of this clause or lesser rights in computer software documentation than are enumerated in paragraph (a)(14) of the Rights in Technical Data--Noncommercial Items clause of this contract.
(ii) Any rights so negotiated shall be identified in a license agreement made part of this contract.
(5) Prior government rights. Computer software or computer software documentation that will be delivered, furnished, or otherwise provided to the Government under this contract, in which the Government has previously obtained rights shall be delivered, furnished, or provided with the pre-existing rights, unless--
(i) The parties have agreed otherwise; or
(ii) Any restrictions on the Government's rights to use, modify, reproduce, release, perform, display, or disclose the data have expired or no longer apply.
(6) Release from liability. The Contractor agrees to release the Government from liability for any release or disclosure of computer software made in accordance with paragraph (a)(15) or (b)(2)(iii) of this clause, in accordance with the terms of a license negotiated under paragraph (b)(4) of this clause, or by others to whom the recipient has released or disclosed the software, and to seek relief solely from the party who has improperly used, modified, reproduced, released, performed, displayed, or disclosed Contractor software marked with restrictive legends.
(c) Rights in derivative computer software or computer software documentation. The Government shall retain its rights in the unchanged portions of any computer software or computer software documentation delivered under this contract that the Contractor uses to prepare, or includes in, derivative computer software or computer software documentation.
(d) Third party copyrighted computer software or computer software documentation. The Contractor shall not, without the written approval of the Contracting Officer, incorporate any copyrighted computer software or computer software documentation in the software or documentation to be delivered under this contract unless the Contractor is the copyright owner or has obtained for the Government the license rights necessary to perfect a license or licenses in the deliverable software or documentation of the appropriate scope set forth in paragraph (b) of this clause, and prior to delivery of such--
(1) Computer software, has provided a statement of the license rights obtained in a form acceptable to the Contracting Officer; or

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.
N00421-14-D-0025

(2) Computer software documentation, has affixed to the transmittal document a statement of the license rights obtained.
(e) Identification and delivery of computer software and computer software documentation to be furnished with restrictions on use, release, or disclosure.
(1) This paragraph does not apply to restrictions based solely on copyright.
(2) Except as provided in paragraph (e)(3) of this clause, computer software that the Contractor asserts should be furnished to the Government with restrictions on use, release, or disclosure is identified in an attachment to this contract (the Attachment). The Contractor shall not deliver any software with restrictive markings unless the software is listed on the Attachment.
(3) In addition to the assertions made in the Attachment, other assertions may be identified after award when based on new information or inadvertent omissions unless the inadvertent omissions would have materially affected the source selection decision. Such identification and assertion shall be submitted to the Contracting Officer as soon as practicable prior to the scheduled data for delivery of the software, in the following format, and signed by an official authorized to contractually obligate the Contractor:

Identification and Assertion of Restrictions on
the Government's Use, Release, or Disclosure of Computer Software.

The Contractor asserts for itself, or the persons identified below, that the Government's rights to use, release, or disclose the following computer software should be restricted:
Computer Software Basis for Asserted Name of Person
to be Furnished Assertion** Rights Asserting
with Restrictions* Category*** Restrictions****
(LIST) (LIST) (LIST) (LIST)......

*Generally, development at private expense, either exclusively or partially, is the only basis for asserting restrictions on the Government's rights to use, release, or disclose computer software.
**Indicate whether development was exclusively or partially at private expense. If development was not at private expense, enter the specific reason for asserting that the Government's rights should be restricted.
***Enter asserted rights category (e.g., restricted or government purpose rights in computer software, government purpose license rights from a prior contract, rights in SBIR software generated under another contract, or specifically negotiated licenses).
****Corporation, individual, or other person, as appropriate.
Date ___________________________________________________
Printed Name and Title ___________________________________________________
Signature ___________________________________________________

(End of identification and assertion)
(4) When requested by the Contracting Officer, the Contractor shall provide sufficient information to enable the Contracting Officer to evaluate the Contractor's assertions. The Contracting Officer reserves the right to add the Contractor's assertions to the Attachment and validate any listed assertion, at a later date, in accordance with the procedures of the Validation of Asserted Restrictions--Computer Software clause of this contract.
(f) Marking requirements. The Contractor, and its subcontractors or suppliers, may only assert restrictions on the Government's rights to use, modify, reproduce, release, perform, display, or disclose computer software by marking the deliverable software or documentation subject to restriction. Except as provided in paragraph (f)(5) of this clause, only the following legends are authorized under this contract; the government purpose rights legend at paragraph (f)(2) of this clause; the restricted rights legend at paragraph (f)(3) of this clause; or the special license rights legend at paragraph (f)(4) of this clause; and/or a notice of copyright as prescribed under 17 U.S.C. 401 or 402.
(1) General marking instructions. The Contractor, or its subcontractors or suppliers, shall conspicuously and legibly mark the appropriate legend on all computer software that qualify for such markings. The authorized legends shall be placed on the transmitted document or software storage container and each page, or portions thereof, of printed material containing computer software for which restrictions are asserted. Computer software transmitted directly from one computer or computer terminal to another shall contain a notice of asserted restrictions. However,

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.
N00421-14-D-0025

instructions that interfere with or delay the operation of computer software in order to display a restrictive rights legend or other license statement at any time prior to or during use of the computer software, or otherwise cause such interference or delay, shall not be inserted in software that will or might be used in combat or situations that simulate combat conditions, unless the Contracting Officer's written permission to deliver such software has been obtained prior to delivery. Reproductions of computer software or any portions thereof subject to asserted restrictions, shall also reproduce the asserted restrictions.
(2) Government purpose rights markings. Computer software delivered or otherwise furnished to the Government with government purpose rights shall be marked as follows:

GOVERNMENT PURPOSE RIGHTS
Contract No. __________________________________________
Contractor Name _______________________________________
Contractor Address ____________________________________
Expiration Date _______________________________________

The Government's rights to use, modify, reproduce, release, perform, display, or disclose this software are restricted by paragraph (b)(2) of the Rights in Noncommercial Computer Software and Noncommercial Computer Software Documentation clause contained in the above identified contract. No restrictions apply after the expiration date shown above. Any reproduction of the software or portions thereof marked with this legend must also reproduce the markings.
(End of legend)
(3) Restricted rights markings. Software delivered or otherwise furnished to the Government with restricted rights shall be marked with the following legend:

RESTRICTED RIGHTS
Contract No. __________________________________________
Contractor Name _______________________________________
Contractor Address ____________________________________

The Government's rights to use, modify, reproduce, release, perform, display, or disclose this software are restricted by paragraph (b)(3) of the Rights in Noncommercial Computer Software and Noncommercial Computer Software Documentation clause contained in the above identified contract. Any reproduction of computer software or portions thereof marked with this legend must also reproduce the markings. Any person, other than the Government, who has been provided access to such software must promptly notify the above named Contractor.
(End of legend)
(4) Special license rights markings.
(i) Computer software or computer documentation in which the Government's rights stem from a specifically negotiated license shall be marked with the following legend:

SPECIAL LICENSE RIGHTS
The Government's rights to use, modify, reproduce, release, perform, display, or disclose this software are restricted by Contract No. ________(Insert contract number)________, License No.________(Insert license identifier)________. Any reproduction of computer software, computer software documentation, or portions thereof marked with this legend must also reproduce the markings.
(End of legend)
(ii) For purposes of this clause, special licenses do not include government purpose license rights acquired under a prior contract (see paragraph (b)(5) of this clause).
(5) Pre-existing markings. If the terms of a prior contract or license permitted the Contractor to restrict the Government's rights to use, modify, release, perform, display, or disclose computer software or computer software documentation and those restrictions are still applicable, the Contractor may mark such software or documentation with the appropriate restrictive legend for which the software qualified under the prior contract or license. The marking procedures in paragraph (f)(1) of this clause shall be followed.

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.
N00421-14-D-0025

(g) Contractor procedures and records. Throughout performance of this contract, the Contractor and its subcontractors or suppliers that will deliver computer software or computer software documentation with other than unlimited rights, shall--
(1) Have, maintain, and follow written procedures sufficient to assure that restrictive markings are used only when authorized by the terms of this clause; and
(2) Maintain records sufficient to justify the validity of any restrictive markings on computer software or computer software documentation delivered under this contract.
(h) Removal of unjustified and nonconforming markings.
(1) Unjustified computer software or computer software documentation markings. The rights and obligations of the parties regarding the validation of restrictive markings on computer software or computer software documentation furnished or to be furnished under this contract are contained in the Validation of Asserted Restrictions--Computer Software and the Validation of Restrictive Markings on Technical Data clauses of this contract, respectively. Notwithstanding any provision of this contract concerning inspection and acceptance, the Government may ignore or, at the Contractor's expense, correct or strike a marking if, in accordance with the procedures of those clauses, a restrictive marking is determined to be unjustified.
(2) Nonconforming computer software or computer software documentation markings. A nonconforming marking is a marking placed on computer software or computer software documentation delivered or otherwise furnished to the Government under this contract that is not in the format authorized by this contract. Correction of nonconforming markings is not subject to the Validation of Asserted Restrictions--Computer Software or the Validation of Restrictive Markings on Technical Data clause of this contract. If the Contracting Officer notifies the Contractor of a nonconforming marking or markings and the Contractor fails to remove or correct such markings within sixty (60) days, the Government may ignore or, at the Contractor's expense, remove or correct any nonconforming markings.
(i) Relation to patents. Nothing contained in this clause shall imply a license to the Government under any patent or be construed as affecting the scope of any license or other right otherwise granted to the Government under any patent.
(j) Limitation on charges for rights in computer software or computer software documentation.
(1) The Contractor shall not charge to this contract any cost, including but not limited to license fees, royalties, or similar charges, for rights in computer software or computer software documentation to be delivered under this contract when--
(i) The Government has acquired, by any means, the same or greater rights in the software or documentation; or
(ii) The software or documentation are available to the public without restrictions.
(2) The limitation in paragraph (j)(1) of this clause--
(i) Includes costs charged by a subcontractor or supplier, at any tier, or costs incurred by the Contractor to acquire rights in subcontractor or supplier computer software or computer software documentation, if the subcontractor or supplier has been paid for such rights under any other Government contract or under a license conveying the rights to the Government; and
(ii) Does not include the reasonable costs of reproducing, handling, or mailing the documents or other media in which the software or documentation will be delivered.
(k) Applicability to subcontractors or suppliers.
(1) Whenever any noncommercial computer software or computer software documentation is to be obtained from a subcontractor or supplier for delivery to the Government under this contract, the Contractor shall use this same clause in its subcontracts or other contractual instruments, and require its subcontractors or suppliers to do so, without alteration, except to identify the parties. No other clause shall be used to enlarge or diminish the Government's, the Contractor's, or a higher tier subcontractor's or supplier's rights in a subcontractor's or supplier's computer software or computer software documentation.
(2) The Contractor and higher tier subcontractors or suppliers shall not use their power to award contracts as economic leverage to obtain rights in computer software or computer software documentation from their subcontractors or suppliers.
(3) The Contractor shall ensure that subcontractor or supplier rights are recognized and protected in the identification, assertion, and delivery processes required by paragraph (e) of this clause.

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.
N00421-14-D-0025

(4) In no event shall the Contractor use its obligation to recognize and protect subcontractor or supplier rights in computer software or computer software documentation as an excuse for failing to satisfy its contractual obligation to the Government.

252.227-7030	TECHNICAL DATA--WITHHOLDING OF PAYMENT (MAR 2000)
(a) If technical data specified to be delivered under this contract, is not delivered within the time specified by this contract or is deficient upon delivery (including having restrictive markings not identified in the list described in the clause at 252.227-7013(e)(2) or 252.227-7018(e)(2) of this contract), the Contracting Officer may until such data is accepted by the Government, withhold payment to the Contractor of ten percent (10%) of the total contract price or amount unless a lesser withholding is specified in the contract. Payments shall not be withheld nor any other action taken pursuant to this paragraph when the Contractor's failure to make timely delivery or to deliver such data without deficiencies arises out of causes beyond the control and without the fault or negligence of the Contractor.
(b) The withholding of any amount or subsequent payment to the Contractor shall not be construed as a waiver of any rights accruing to the Government under this contract.

252.245-7003	CONTRACTOR PROPERTY MANAGEMENT SYSTEM ADMINISTRATION (APR 2012)
(a) Definitions. As used in this clause--
“ Acceptable property management system” means a property system that complies with the system criteria in paragraph (c) of this clause.
“ Property management system” means the Contractor's system or systems for managing and controlling Government property.
“ Significant deficiency” means a shortcoming in the system that materially affects the ability of officials of the Department of Defense to rely upon information produced by the system that is needed for management purposes.
(b) General. The Contractor shall establish and maintain an acceptable property management system. Failure to maintain an acceptable property management system, as defined in this clause, may result in disapproval of the system by the Contracting Officer and/or withholding of payments.
(c) System criteria. The Contractor's property management system shall be in accordance with paragraph (f) of the contract clause at Federal Acquisition Regulation 52.245-1.
(d) Significant deficiencies. (1) The Contracting Officer will provide an initial determination to the Contractor, in writing, of any significant deficiencies. The initial determination will describe the deficiency in sufficient detail to allow the Contractor to understand the deficiency.
(2) The Contractor shall respond within 30 days to a written initial determination from the Contracting Officer that identifies significant deficiencies in the Contractor's property management system. If the Contractor disagrees with the initial determination, the Contractor shall state, in writing, its rationale for disagreeing.
(3) The Contracting Officer will evaluate the Contractor's response and notify the Contractor, in writing, of the Contracting Officer's final determination concerning--
(i) Remaining significant deficiencies;
(ii) The adequacy of any proposed or completed corrective action; and
(iii) System disapproval, if the Contracting Officer determines that one or more significant deficiencies remain.
(e) If the Contractor receives the Contracting Officer's final determination of significant deficiencies, the Contractor shall, within 45 days of receipt of the final determination, either correct the significant deficiencies or submit an acceptable corrective action plan showing milestones and actions to eliminate the significant deficiencies.
(f) Withholding payments. If the Contracting Officer makes a final determination to disapprove the Contractor's property management system, and the contract includes the clause at 252.242-7005, Contractor Business Systems, the Contracting Officer will withhold payments in accordance with that clause.

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.
N00421-14-D-0025

5252.204-9504	DISCLOSURE OF CONTRACT INFORMATION (NAVAIR) (JAN 2007)
(a) The Contractor shall not release to anyone outside the Contractor’s organization any unclassified information (e.g., announcement of contract award), regardless of medium (e.g., film, tape, document), pertaining to any part of this contract or any program related to this contract, unless the Contracting Officer has given prior written approval.
(b) Requests for approval shall identify the specific information to be released, the medium to be used, and the purpose for the release. The Contractor shall submit its request to the Contracting Officer at least ten (10) days before the proposed date for release.
(c) The Contractor agrees to include a similar requirement in each subcontract under this contract. Subcontractors shall submit requests for authorization to release through the prime contractor to the Contracting Officer.

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.
N00421-14-D-0025

Section J - List of Documents, Exhibits and Other Attachments

Exhibit/Attachment Table of Contents

DOCUMENT TYPE	DESCRIPTION	PAGES	DATE
Attachment 1	Exhibit A CDRLs

EXHIBITS AND ATTACHMENTS
    Exhibit A - CDRLs A001-A00K(DD Form 1423)

CDRL # DESCRIPTION
A001 Design Data and Calculations AN/SSQ-36B, 53F, 62E, Q-101A, Q-125 and MK-84
A002 Test Plan AN/SSQ-36B, 53F, 62E , 101A, 125 and MK-84 MOD 1 SUS
A003 Test/Inspection Report AN/SSQ-36B, 53F, 62E, 101A, 125 and MK-84 MOD 1 SUS
A004 Failure Analysis and Corrective Action Report AN/SSQ-36B, 53F, 62E , 101A, 125 and MK-84

A005 Engineering Change Proposal AN/SSQ-36B, 53F, 62E, 101A, 125 and MK-84
A006 Request for Deviation (RFD)AN/SSQ-36B, 53F, 62E, 101A, 125 and MK-84
A007 Request for Waiver (RFW) AN/SSQ-36B, 53F, 62E, 101A, 125 and MK-84
A008 Quality Systems Plan AN/SSQ-36B, 53F, 62E, 101A, 125 and MK-84
A009 Photographic Requirements AN/SSQ-36B, 53F, 62E, 101A, 125 and MK-84
A00A Bar Code Identification Report AN/SSQ-36B, 53F, 62E, 101A, 125 and MK-84
A00B Test Scheduling Report AN/SSQ-36B, 53F, 62E, 101A, 125 and MK-84
A00C Scientific and Technical Reports Summary AN/SSQ-36B, 53F, 62E, 101A, 125 and MK-84
A00D Monthly Status Report AN/SSQ-36B, 53F, 62E , 101A, 125 and MK-84
A00E Production Status Report AN/SSQ-36B, 53F, 62E, 101A, 125 and MK-84
A00J Rework Summary Report AN/SSQ-36B, 53F, 62E, 101A, 125 and MK-84
A00K Bills of Material Report AN/SSQ-36B, 53F, 62E, 101A, 125 and MK-84

Exhibit B - Drawings

Drawing	Description
NAVAIR DL & Drawing 1458AS202	Container assembly, sonobuoy, unsealed, CNU/239E
NAVSEA DL & Drawings 7375860 – 7375876	36 and 48 Unit Pallet Assembly
NAVAIR Drawing 3065AS100 Rev. A	‘A’ Size Store Launch Container
WR-54/131B
Weapons Requirement, Palletizing Fleet Issue Unit Load, Signal, Underwater Sound MK 59 MOD 0A, MK 61, MK64 MOD 0, MK 82 MODS 0 and 1, MK 83, MK 84, MK 123, MK 128 MOD 0, In Small Arms Ammunition Box MK 1 Mod 0.

NAVAIR 2127753	(MK-84 MOD 1 SUS) Tray, Bottom
NAVAIR 2127754	(MK-84 MOD 1 SUS) Tray, Intermediate
NAVAIR 2127755	(MK-84 MOD 1 SUS) Tray, Top
NAVAIR 2127756	(MK-84 MOD 1 SUS) Pack, Shipping and Storage (for Signals, Underwater Sound)
NAVAIR 2302052	(MK-84 MOD 1 SUS) Tail Fin
BUORD 1124247	(MK-84 MOD 1 SUS) Pin, Retaining, Safety

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.
N00421-14-D-0025

Attachments:

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.
N00421-14-D-0025

DOCUMENT TYPE	DESCRIPTION	DATE
Attachment 1	PRODUCTION SONOBUOY SPECIFICATION for BATHYTHERMOGRAPH TRANSMITTING SET AN/SSQ-36B and SONOBUOYS AN/SSQ-53F, 62E, 77C, AND 101A REVB CHG2	01/29/13
Attachment 2	GENERAL SPECIFICATION FOR SIGNAL, UNDERWATER SOUND (SUS) MARK 84 MOD1 REV- CHG0	01/29/13
Attachment 3	PRODUCTION SONOBUOY SPECIFICATION for AN/SSQ-125 MAC SOURCE SONOBUOY REVC CHG2	01/29/13
Attachment 4	PSS Appendix A LAUNCHER CONTAINER, “A” SIZE SONOBUOY LAU-126/A "A" SIZE SONOBUOY LAUNCHER CONTAINER (SLC) REVA CHG3	01/29/13
Attachment 5	PSS Appendix B SONOBUOY DECELERATOR EFFECTIVE DRAG AREA, BALLISTIC COEFFICIENT AND PARACHUTE CONSTRUCTION REQUIREMENTS REV- CHG3	01/29/13
Attachment 6	PSS Appendix C PRODUCTION SONOBUOY PROGRAM MARKING REQUIREMENTS REVB CHG3	01/29/13
Attachment 7	PSS Appendix D PRODUCT ASSURANCE REQUIREMENTS FOR SONOBUOY PROCUREMENTS REVA CHG4	01/29/13
Attachment 8	PSS Appendix E REQUIREMENTS FOR THE SONOBUOY COMMAND FUNCTION SELECTION SYSTEM REVA CHG3	01/29/13
Attachment 9	PSS Appendix F HAZARDS OF ELECTROMAGNETIC RADIATION TO ORDNANCE (HERO) CERTIFICATION REQUIREMENTS FOR PRODUCTION AND DEVELOPMENT SONOBUOYS REV- CHG3	01/29/13
Attachment 10	PSS Appendix G PALLET LOADING REQUIREMENTS REV- CHG3	01/29/13
Attachment 11	PSS Appendix H SONOBUOY REQUIREMENTS FOR THE CONTROL OF RADIATED ELECTROMAGNETIC INTERFERENCE (EMI) REVA CHG3	01/29/13
Attachment 12	Contract Security Classification Specification (DD Form 254)	11/19/12
Attachment 13	Standard Operating Procedure for Laboratory & Ocean Testing of Sonobuoys, SLCs and Associated Packaging (4.5.14-SOP-004 REVF CHG0)	01/29/13
Attachment 14	Open Ocean Test Defect Criteria (4.5.14-SOP-005 REVC CHG1)	01/29/13
Attachment 15	Subcontracting Plan	TBD
Attachment 16	Contract Data Requirements Distribution List
Attachment 17	DPAP Reporting Form-Scheduled Government Furnished Property
Attachment 18	PSS Appendix D PRODUCT ASSURANCE REQUIREMENTS FOR SONOBUOY PROCUREMENTS REVA CHG5	04/15/13